ALLEGIANCE INVESTMENT TRUST



                        BOND AND TAX-EXEMPT INCOME FUNDS

                     Allegiance Intermediate-Term Bond Fund
              Allegiance California Tax-Free Intermediate Bond Fund


                                   STOCK FUND

                         Allegiance American Value Fund



              AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
                COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
             SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL
              OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.





                                   MAY 7, 1999

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----

ALLEGIANCE INTERMEDIATE-TERM BOND FUND.....................................1
         What Is The Fund's Goal?..........................................1
         What Are The Fund's Main Investment Strategies?...................1
         What Are The Primary Risks of Investing in The Fund?..............2
         Who May Want to Invest?...........................................3
         How Has The Fund Performed?.......................................3
         What Are The Fees And Expenses of The Fund?.......................3
         Example of Fund Expenses..........................................4

ALLEGIANCE CALIFORNIA
         TAX-FREE INTERMEDIATE BOND FUND...................................5
         What Is the Fund's Goal?..........................................5
         What Are the Fund's Main Investment Strategies?...................5
         What Are The Primary Risks of Investing The Fund?.................6
         Who May Want to Invest?...........................................7
         How Has The Fund Performed?.......................................8
         What Are the Fees and Expenses of the Fund?.......................8
         Example of Fund Expenses..........................................9

ALLEGIANCE AMERICAN VALUE FUND............................................10
         What Is the Fund's Goal?.........................................10
         What Are the Fund's Main Investment Strategies?..................10
         What Are The Primary Risks of Investing in The Fund?.............11
         Who May Want to Invest?..........................................12
         How Has The Fund Performed?......................................12
         What Are The Fees And Expenses of The Fund?......................12
         Example of Fund Expenses.........................................13

MANAGEMENT................................................................14
         The Adviser......................................................14
         Portfolio Managers...............................................14

SHAREHOLDER SERVICES......................................................15
         How to Reach The Funds...........................................15
         Types of Accounts................................................15
         How to Open an Account...........................................16
         How to Purchase Shares...........................................16
         How to Sell Shares...............................................18
         Shareholder Services And Policies................................20

PRICING OF FUND SHARES....................................................22

DISTRIBUTIONS.............................................................22
         Bond and Tax-Exempt Income Funds.................................22

         Stock Fund.......................................................22
         All Funds........................................................22

INCOME TAX CONSIDERATIONS.................................................23

MORE ABOUT THE FUNDS......................................................24
         Principal Investment Strategies..................................24
         Year 2000........................................................24

OTHER INFORMATION CONCERNING THE FUNDS....................................25
         Distribution Arrangements........................................25
         Shareholder Servicing Agents.....................................25
         Administrative Services..........................................26

                     ALLEGIANCE INTERMEDIATE-TERM BOND FUND

               ---------------------------------------------------
               THIS FUND IS NOT CURRENTLY ACCEPTING INVESTMENTS. A PUBLIC ANNOUNCEMENT WILL BE MADE WHEN THE FUND WILL BEGIN ACCEPTING INVESTMENTS.
               ---------------------------------------------------

WHAT IS THE FUND'S GOAL?

The Fund's goal is to provide investors with high current income and, as a secondary goal, to preserve investors' capital.

The Fund seeks to achieve its goal by investing primarily in BONDS. What is a BOND? A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.

What does it mean to "PRESERVE CAPITAL"? CAPITAL, also called PRINCIPAL, refers to the amount of money that you invest in the Fund. If you choose to have your dividends and other distributions reinvested in additional shares of the Fund, the amount of the dividends or other distributions will be added to your initial investment to increase the amount of your CAPITAL. If the price of the Fund's shares or net asset value (NAV) increases because of increases in the value of the securities in the Fund, your CAPITAL will also increase. If, however, the value of the Fund's investments go down and the price of the Fund's shares decreases, you will lose some of your CAPITAL. A fund that seeks to PRESERVE CAPITAL or PRINCIPAL tries to avoid decreases in its share price so that you do not lose money.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests at least 65% of its total assets in investment-grade debt securities including U.S. government bonds, corporate bonds and mortgage-related securities, asset-backed securities -- bonds backed by the income stream from sources such as car loans or credit-card payments -- and money market securities.

Investment-grade bonds are those rated within the four highest grades by rating agencies such a Standard & Poor's (at least BBB), Moody's (at least BAA) or Fitch (at least BAA), although there is always a risk of default. From time to time, the Fund may also invest in unrated bonds that the portfolio manager believes are comparable to investment-grade securities.

The Fund may invest in Yankee bonds which are dollar-denominated bonds issued in the U.S. by foreign borrowers. Yankee bonds may offer higher income than bonds issued by U.S. borrowers. The Fund may also invest in bonds issued by non-U.S. issuers and payable in foreign currencies.

The Fund may include bonds of any maturity, but generally the portfolio's dollar-weighted average maturity is normally expected to be between five and ten years. Typically, a lower maturity means that the bond or portfolio has less sensitivity to interest rates. The Fund invests in bonds that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

Although the Fund does not normally expect to hedge its investments, it may also invest, as an occasional hedging strategy, in a limited amount of futures contracts or options on futures contracts. The Fund may use futures contracts and options on futures contracts only in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes. These efforts may not protect the Fund from decreases in value.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN THE FUND?

The primary risks of investing in the Fund and the factors most likely, in the opinion of the Adviser, to adversely affect your investment are described below. As with any mutual fund (other than a money market fund), the share price of the Fund and its yield will change daily because of changes in interest rates and other market conditions and factors. You may lose money if you invest in this Fund. Please note that there are many other factors not listed here that could reduce the value of your investment, and that could prevent the Fund from achieving its objectives. The primary risks of investing in the Fund are:

         o Interest Rate Risk: Bond prices usually rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to (that is, their value is more affected by) interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

         o Credit Risk: Although the Fund invests primarily in investment-grade securities, these securities may have some credit risk. Some issuers may not make payments on debt securities held by the Fund. Or, an issuer may also suffer deterioration in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A decrease in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell the bond at what the Adviser believes is a fair price.

         o Prepayment Risk: The issuers of securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security, and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

         o Special Risks Associated with Mortgage-Backed Securities: The Fund will receive payments on its mortgage-backed securities that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. Some mortgage securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

         o Foreign Securities: Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk and exposure to currency fluctuations.

         o Futures and Options on Futures: Although the Fund will use futures and options on futures for hedging purposes only, the hedging strategy may not be successful if the portfolio manager is unable to accurately predict movements in the prices of individual securities held by the Fund, or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures, which are commonly referred to as derivatives, may cause the Fund to lose money, even when used only for hedging purposes.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

WHO MAY WANT TO INVEST?

This Fund may be appropriate for investors who are:

         o seeking a higher level of current income than is available from a money market fund;
         o        able to tolerate moderate risk and some fluctuations in value;
                  and
         o not seeking absolute principal stability like a money market fund could offer.

HOW HAS THE FUND PERFORMED?

The Fund is new and does not have a full calendar year of investment returns as of the date of this Prospectus.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?

The Table below describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on Purchases               NONE
Maximum Deferred Sales Charge (Load)                           NONE
Maximum Sales Charge (Load) Imposed on Reinvested              NONE
  Dividends
Redemption Fee                                                 NONE
Exchange Fee                                                   NONE

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets). Because this Fund is a new fund, the following percentages reflect expenses that are expected to be incurred by the Fund and deducted from Fund assets.


Management Fees                                              0.30%
Distribution (12b-1) Fees                                    0.25%

Other Expenses:
         Administrative Services Fees*                       0.10%
Total Annual Operating Expenses                              0.65%

         * The Administrative Services Fee compensates the Adviser for retaining other service providers needed by the Fund and paying all operating costs of the Fund, regardless whether those costs are more or less than this Fee.

EXAMPLE OF FUND EXPENSES

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                             1 Year            3 Years
                             -------------------------
                             $66               $208

                              ALLEGIANCE CALIFORNIA
                         TAX-FREE INTERMEDIATE BOND FUND

                  -----------------------------------------------------
                  THIS FUND IS CURRENTLY AVAILABLE ONLY TO RESIDENTS OF CALIFORNIA.
                  -----------------------------------------------------

WHAT IS THE FUND'S GOAL?

The Fund's goal is to provide investors with high current income exempt from both federal and California personal income taxes while striving to preserve investors' capital.

The Fund seeks to achieve its goal by investing at least 80% of its net assets in MUNICIPAL SECURITIES that pay interest free from federal income tax and the alternative minimum tax, and at least 65% of its total assets IN CALIFORNIA MUNICIPAL SECURITIES that pay interest free from California personal income tax. What are MUNICIPAL SECURITIES? MUNICIPAL SECURITIES are DEBT OBLIGATIONS of states, cities, towns, and other political subdivisions, agencies or public authorities that pay interest that is exempt from federal income tax. MUNICIPAL SECURITIES are often issued to raise money for public services and projects such as schools, hospitals and public transportation systems. Some MUNICIPAL SECURITIES (for example, INDUSTRIAL DEVELOPMENT BONDS) may be backed by private companies and used to provide financing for corporate facilities or other private projects. MUNICIPAL SECURITIES issued by entities within California are also exempt from California's personal income taxes. MUNICIPAL SECURITIES may be in the form of BONDS, NOTES and COMMERCIAL PAPER, may have a fixed or floating rate of interest, or be issued as ZERO COUPON BONDS.

What does it mean to "PRESERVE CAPITAL"? CAPITAL, also called PRINCIPAL, refers to the amount of money that you invest in the Fund. If you choose to have your dividends and other distributions reinvested in additional shares of the Fund, the amount of the dividends or other distributions will be added to your initial investment to increase the amount of your CAPITAL. If the price of the Fund's shares or net asset value (NAV) increases because of increases in the value of the securities in the Fund, your CAPITAL will also increase. If, however, the value of the Fund's investments go down and the price of the Fund's shares decreases, you will lose some of your CAPITAL. A fund that seeks to PRESERVE CAPITAL or PRINCIPAL tries to avoid decreases in its share price so that you do not lose money.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund, in an effort to preserve capital and lessen credit risk, invests at least 80% of its total assets in intermediate-term, investment-grade municipal bonds. Issuers of these securities are generally located in California. Investment-grade bonds are those rated within the four highest grades by rating agencies such as Standard and Poor's (at least BBB), Moody's (BAA) or Fitch (at least BAA), although there is always a risk of default. From time to time, the Fund may also invest in unrated bonds that the portfolio manager believes are comparable to investment-grade securities. Certain securities held by the Fund may be covered by municipal bond insurance.

The Fund may include bonds of any maturity, but generally the portfolio's dollar-weighted average maturity is normally expected to be between five and ten years. Typically, a lower maturity means that the bond or portfolio has less sensitivity to interest rates. The Fund invests in bonds that the portfolio manager believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

The investment percentages noted above permit the Fund to invest in limited amounts of municipal securities that are exempt from federal income tax, but not exempt from California income taxes, as well as taxable debt securities such as U.S. government obligations, corporate bonds, money market instruments and repurchase agreements.

Although the Fund does not normally expect to hedge its investments, it may also invest, as an occasional hedging strategy, in a limited amount of futures contracts or options on futures contracts. The Fund may use futures contracts and options on futures contracts only in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes. These efforts may not protect the Fund from decreases in value.

WHAT ARE THE PRIMARY RISKS OF INVESTING THE FUND?

The primary risks of investing in the Fund and the factors most likely, in the opinion of the Adviser, to adversely affect your investment are described below. As with any mutual fund (other than a money market fund), the share price of the Fund and its yield will change daily based on changes in interest rates and other market conditions and factors. You may lose money if you invest in the Fund. Please note that there are many other factors not listed here that could reduce the value of your investment, and that could prevent the Fund from achieving its objectives. The primary risks of investing in the Fund are:

         o Interest Rate Risk: The prices of municipal securities and other debt securities usually rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to (that is, their value is more affected by) interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in the Fund, the more the Fund's share price will fluctuate in response to interest rate changes.

         o Credit Risk: Although the Fund invests primarily in investment-grade securities, these securities may have some credit risk. Some issuers may not make payments on the municipal or other debt securities held by the Fund. For example, Orange County declared bankruptcy in December 1994. Or, an issuer may suffer deterioration in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. As further examples, several regions of California are highly vulnerable to earthquakes, which could strike and create financial stress for a municipality. California's economic dependence on trade with weakened Asian countries could also result in municipal financial problems. A decrease in the quality rating of a bond can affect the bond's liquidity and make it more difficult for the Fund to sell the bond at what the Adviser believes in a fair price.

         o Municipal Market Risk: There are special factors that may affect the value of municipal securities and, as a result, the Fund's share price. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. California also has several Constitutional and statutory limits on municipal taxing powers that can restrict the ability of municipal authorities to generate revenue to pay interest due on bonds.

         o Prepayment Risk: The issuers of securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security, and making the security more sensitive to interest rate changes.

         o Lack of Diversification: The Fund is not diversified, which means it may invest a relatively high percentage of its assets in the obligations of a limited number of issuers. As a result, the Fund may be more susceptible to any single economic, political or regulatory occurrence. The Fund is also particularly susceptible to events affecting issuers in California. In particular, the Fund will be vulnerable to any development in California's economy that may weaken or jeopardize the ability of California municipal- bond issuers to pay interest and principal on their bonds. As a result, the Fund's shares may fluctuate more widely in value than those of a fund investing in municipal bonds from a number of different states. You should consider the greater risk of investing in a single state fund compared to more diversified mutual funds.

         o Futures and Options on Futures: Although the Fund will use futures and options on futures for hedging purposes only, the hedging strategy may not be successful if the portfolio manager is unable to accurately predict movements in the prices of individual securities held by the Fund, or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures, which are commonly referred to as derivatives, may cause the Fund to lose money, even when used only for hedging purposes.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

WHO MAY WANT TO INVEST?

The Fund may be appropriate for investors who are:

         o seeking current income that is exempt from federal income tax and California personal income taxes;
         o seeking a higher tax-equivalent yield than is available from shorter-term tax-exempt securities or money market funds;
         o        able to tolerate moderate risk and some fluctuations in value;
                  and o not seeking absolute principal stability like a money market fund could offer.

                  THE FUND IS NOT AN APPROPRIATE INVESTMENT FOR TAX-SHELTERED ACCOUNTS SUCH AS IRAS. THE FUND ALONE DOES NOT PROVIDE A BALANCED INVESTMENT PLAN.

HOW HAS THE FUND PERFORMED?

The Fund is new and does not have a full calendar year of investment returns as of the date of this Prospectus.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?

The Table below describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on Purchases               NONE
Maximum Deferred Sales Charge (Load)                           NONE
Maximum Sales Charge (Load) Imposed on Reinvested              NONE
 Dividends
Redemption Fee                                                 NONE
Exchange Fee                                                   NONE


ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets). Because this Fund is a new fund, the following percentages reflect expenses that are expected to be incurred by the Fund and deducted from Fund assets.



Management Fees                                                0.30%
Distribution (12b-1) Fees                                      0.25%
Other Expenses:
         Administrative Services Fees*                         0.10%
Total Annual Operating Expenses                                0.65%


         * The Administrative Services Fee compensates the Adviser for retaining other service providers needed by the Fund and paying all operating costs of the Fund, regardless whether those costs are more or less than this Fee.

EXAMPLE OF FUND EXPENSES

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year            3 Years
                            -------------------------
                            $66               $208

                         ALLEGIANCE AMERICAN VALUE FUND


WHAT IS THE FUND'S GOAL?

The Fund's goal is to provide investors with long-term growth of capital and above average current income with investments primarily in equity securities of U.S. companies.

A fund that seeks long-term GROWTH OF CAPITAL seeks to increase the value of your investment over a period of three to seven years. CAPITAL, also called PRINCIPAL, refers to the amount of money that you invest in a fund. If the price of the Fund's shares or net asset value (NAV) goes up because of an increase in the value of the securities in the Fund, your CAPITAL will also grow or appreciate. If, however, the price of the Fund's shares decreases because of a decline in the value of securities in the Fund, you will lose some of your CAPITAL. If you choose to have your dividends and other distributions reinvested in additional shares of the Fund, the amount of the dividends or other distributions will be added to your initial investment and increase the amount of your CAPITAL.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund seeks to achieve its goal by investing at least 65% of its total assets in equity securities of companies based in the U.S.

The Adviser will try to identify equity securities that it believes are undervalued relative to each company's asset value and its potential earnings and dividends. There can be no assurance, however, that the Adviser's judgment about the higher potential value of an equity security will ever be reflected in the market price of that security.

The Fund seeks to provide a greater yield (or current income) than the average yield of Standard and Poor's 500 Composite Index stocks by investing in dividend-paying U.S. companies. This Fund will typically invest in companies with a market capitalization of at least $200 million. From time to time, the Fund may also invest in companies with smaller capitalizations. In addition to common stocks, the Fund may invest in other securities including convertible debt securities and preferred stock.

What is CAPITALIZATION? CAPITALIZATION or MARKET CAPITALIZATION is the total value of a company's stock in the marketplace or on a stock exchange. For example, a company that has issued one million shares that are currently selling for $50 per share would have a CAPITALIZATION of $50 million.

In selecting investments for the Fund, the Adviser generally seeks companies it believes exhibit characteristics of financial soundness and are undervalued by the market. In seeking to identify financially sound companies, the Fund's Adviser looks for companies with strongly capitalized balance sheets, an ability to generate substantial cash flow, relatively low levels of leverage, an ability to meet debt service requirements and a history of paying dividends. In seeking to identify undervalued companies, the Adviser looks for companies with substantial tangible assets such as land, timber, oil and other natural resources, or important brand names, patents, franchises or other intangible assets which may have greater value than what is reflected in the company's financial statements. The Fund's Adviser will often select investments for the Fund which are considered to be unattractive by other investors or are unpopular with the financial press.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN THE FUND?

By investing in stocks, the Fund may expose you to certain market risks that could cause you to lose money, particularly a sudden decline in a holding's share price or an overall decline in the stock market. As with any stock fund, the value of your investment will fluctuate on a day-to-day basis with movements in the stock market, as well as in response to activities of individual companies. Although the Fund seeks to provide a consistent level of income to shareholders, its yield may fluctuate significantly in the short term.

The primary risks of investing in the Fund are:

         o Market Risk: This is the risk that the price of a security will rise or fall because of changing economic, political or market conditions, or because of a company's individual situation. Additional market-related risks for this Fund include the risk that:

                  o        Value stocks continue to fall out of favor
                  o The market continues indefinitely to undervalue the stocks in the Fund's portfolio
                  o The stocks in the Fund's portfolio turn out to be undervalued because the Adviser's initial evaluation of the stock was mistaken

         o Smaller Companies: The securities of smaller companies may have more risks than those of larger companies -- they may be more susceptible to market downturns, and their prices may be more volatile.

         o Foreign Securities: Although the fund emphasizes investments in stocks of U.S. companies, it also may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts (ADRs). The Fund expects that its investments in foreign issuers, if any, will generally be in companies that generate substantial revenues from U.S. operations and that are listed on U.S. securities exchanges. Because foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign investments may be influenced by currency exchange rates and exchange control regulations. There may be less information publicly available about foreign issuers than U.S. issuers, and they are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Foreign securities may be less liquid and more volatile than comparable U.S. securities.

         o Interest Rate Risk: In general, the prices of debt securities rise when interest rates fall and the prices of debt securities fall when interest rates rise. However, the stock market and stocks that pay dividends also can be affected.

         o Special risks of convertible securities: Convertible securities are subject to the market risk of stocks, while also subject to interest rate risk and the credit risk of the companies that issue them. Call provisions may allow the issuer to repay the debt before it matures.


An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

WHO MAY WANT TO INVEST?

This Fund may be appropriate for investors who are:

         o seeking long-term capital appreciation while also desiring a minimal level of current income;
         o willing to leave their money invested in the Fund for at least three years;
         o able to tolerate a substantial loss in the value of their investment;
         o        not seeking absolute principal stability.

                  THE FUND ALONE DOES NOT PROVIDE A BALANCED INVESTMENT PLAN.

HOW HAS THE FUND PERFORMED?

The Fund is new and does not have a full calendar year of investment returns as of the date of this Prospectus.

WHAT ARE THE FEES AND EXPENSES OF THE FUND?

The Table below describes the fees and expenses that you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (fees paid directly from your investment)


Maximum Sales Charge (Load) Imposed on Purchases               NONE
Maximum Deferred Sales Charge (Load)                           NONE
Maximum Sales Charge (Load) Imposed on Reinvested              NONE
  Dividends
Redemption Fee                                                 NONE
Exchange Fee                                                   NONE


ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets). Because this Fund is a new fund, the following percentages reflect expenses that are expected to be incurred by the Fund and are deducted from Fund assets.


Management Fees                                                0.70%
Distribution (12b-1) Fees                                      0.25%
Other Expenses:
         Administrative Services Fees*                         0.35%
Total Annual Operating Expenses                                1.30%

         * The Administrative Services Fee compensates the Adviser for retaining other service providers needed by the Fund and paying all operating costs of the Fund, regardless whether those costs are more or less than this Fee.

EXAMPLE OF FUND EXPENSES

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                          1 Year            3 Years
                          -------------------------
                          $132              $412

                                   MANAGEMENT

THE ADVISER

The investment adviser for the Funds is Van Deventer & Hoch (the "Adviser"). The Adviser serves as the investment adviser under an Investment Advisory Agreement and has overall responsibility for investment decisions of the Funds, subject to the oversight of the Board of Trustees. For more than a quarter century, Van Deventer & Hoch has provided investment management and related services to individuals, institutions, and charitable organizations. As of December 31, 1998, Van Deventer & Hoch managed approximately $1.5 billion on behalf of individual and institutional investors. Van Deventer & Hoch is one of fewer than 200 registered investment advisers admitted to the Investment Counsel Association of America, which mandates strict requirements for professional and financial responsibility.

The Adviser is an SEC-registered investment adviser. The Adviser is 50% owned by certain principals of Putnam, Lovell, de Guardiola & Thornton and 50% by members of the Adviser's management team. The Adviser is headquartered at 800 North Brand Boulevard, Suite 300, Glendale, California 91203.

The following chart shows the expected investment management fees to be paid by each Fund.


                                                   Management fees paid
                                                  (expressed as an annual
                                                 percentage of average net
                                                          assets)
Intermediate-Term Bond Fund                                .30%
California Tax-Free Intermediate Bond Fund                 .30%
American Value Fund                                        .70%

PORTFOLIO MANAGERS

INTERMEDIATE BOND FUND AND CALIFORNIA TAX-FREE FUND. Celia R. Vorsanger, who has been a Portfolio Manager with the Adviser since 1990, is responsible for the day-to-day management of these Funds' portfolios. Before joining Van Deventer & Hoch in 1990, Ms. Vorsanger was an Investment Portfolio Manager with Security Pacific Bank in Los Angeles for over 19 years. She earned an undergraduate degree from Cal State University Long Beach and a graduate degree in business management from the Claremont Graduate School.

AMERICAN VALUE FUND. Russell D. Kartub, who joined the Adviser in 1984, is responsible for the day-to-day management of this Fund's portfolio. Since joining Van Devener & Hoch, Mr. Kartub has enjoyed increasingly senior positions and since 1997 has served as a Senior Vice President and the Director of Research. From 1995 until 1997, he was a Senior Vice President and the Director of Information Systems, and from 1991 until 1995 he was an Assistant Vice President and then a Vice President. He earned an undergraduate degree from Occidental College in Los Angeles and then an economics diploma from the London School of Economics.

                              SHAREHOLDER SERVICES

This section describes how to do business with the Funds and the services that are available to shareholders.

HOW TO REACH THE FUNDS

       BY TELEPHONE            1.800.548.7787
                               Call for account or Fund information
                               Monday through Friday [7:00 a.m. to 4:00 p.m.]
                               (Pacific time)

       BY REGULAR MAIL         Allegiance Investment Trust
                               c/o National Financial Data Services
                               P.O. Box 419372
                               Kansas City, MO 64141-6372

       BY OVERNIGHT COURIER    Allegiance Investment Trust
                               c/o National Financial Data Services
                               330 West 9th Street
                               Kansas City, MO 64105

TYPES OF ACCOUNTS

If you are investing in the Funds for the first time, you will need to establish an account. You may establish the following types of accounts by completing an account application. To obtain an application, call 1.800.548.7787.

         o INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts have two or more owners.

         o GIFT OR TRANSFER TO MINOR (UGMA OR UTMA). A UGMA (Uniform Gifts to Minors Act) or UTMA (Uniform Transfers to Minors Act) account is an account maintained by a custodian for the benefit of a minor. To open a UGMA or UTMA account, you must include the minor's social security number on the application.

         o TRUST. A trust can open an account. The name of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

         o        CORPORATIONS, PARTNERSHIPS AND OTHER LEGAL ENTITIES.
                  Corporations, partnerships and other legal entities may also open an account. The application and resolution form must be signed by a general partner of the partnership or an authorized officer of the corporation or other legal entity.

         o RETIREMENT. If you are eligible, you may set up your account under a tax-sheltered retirement plan, such as an Individual Retirement Account. Call 1.800.548.7787 for more information.

HOW TO OPEN AN ACCOUNT

Complete and sign the appropriate account application. Please be sure to provide your social security or taxpayer identification number on the application. Make your check payable to Allegiance Investment Trust. Send all items to the following address:

         BY REGULAR MAIL          Allegiance Investment Trust
                                  c/o National Financial Data Services
                                  P.O. Box 419372
                                  Kansas City, MO 64141-6372

         BY OVERNIGHT COURIER     Allegiance Investment Trust
                                  c/o National Financial Data Services
                                  330 West 9th Street
                                  Kansas City, MO 64105

You may also purchase shares through certain financial institutions. These institutions may have their own procedures for buying and selling shares, and may charge fees. Contact your financial institution for more information.

HOW TO PURCHASE SHARES

Shares of the Funds are sold on a continuous basis and may be purchased from the Distributor or a broker-dealer or financial institution that has an agreement with the Distributor. Purchases may be made Monday through Friday, except on certain holidays. The Intermediate-Term Bond Fund is not currently accepting investments. The California Tax-Free Intermediate Bond Fund is available for investments only by California residents.

Each Fund's share price, called net asset value per share, is calculated every business day. Each Fund's shares are sold without a sales charge. Shares are purchased at net asset value the next time it is calculated after your investment is received and accepted by the Distributor. Purchase orders though securities brokers, dealers and other financial intermediaries are effected at the next-determined net asset value after receipt of the order by such agent before each Fund's daily cutoff time. Orders received after that time will be purchased at the next-determined net asset value. To the extent that these agents perform shareholder servicing activities for the Funds, they may receive fees from the Funds for such services. For information on how shares are priced, please see "Pricing of Fund Shares" below.

NEW PURCHASES. If you are new to the Funds, complete and sign an account application and mail it along with your check. To establish the telephone purchase option on your new account, complete the "Telephone Transfer Authorization" section on the application and attach a check or savings withdrawal slip from your bank account which you have "voided" by the word "VOID" across the front.

If you wish to open an account by debiting your checking or savings account, please attach a "voided" check or savings withdrawal slip, and complete the "Bank Wire and Electronic Transfer" section of the application.

If you are investing through a tax-sheltered retirement plan for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1.800.548.7787 for more information.

ADDITIONAL PURCHASES. If you already have money invested in a Fund, you can invest additional money in that Fund in the following ways:

         BY MAIL. Complete the remittance slip attached at the bottom of your confirmation statement. If your investment is in a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed above under "How To Open An Account."

         BY TELEPHONE. This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, the Funds will automatically deduct money from your predesignated bank account for the desired amount. If you have not established the telephone purchase option, call 1.800.548.7787 to request the appropriate form. BY WIRE. Purchases may also be made by wiring money from your bank account to your Allegiance Fund account. Each time you wish to send a wire, you must call 1.800.548.7787 before you send money to receive wiring instructions.

         AUTOMATIC INVESTMENT PROGRAM. Automatic investing is an easy way to add to your account on a regular basis. Allegiance Investment Trust offer an automatic investment plan to help you achieve your financial goals as simply and conveniently as possible. Please note that there is a $100 minimum investment. Call the Transfer Agent at 1.800.548.7787 for information.

PAYING FOR SHARES.  Please note the following:

         o Purchases may be made by check, wire transfer and electronic transfer. When purchases are made by check, redemptions will not be allowed until the check clears, which may take 15 calendar days or longer. In addition, the redemption shares purchased through Automated Clearing House ("ACH") will not be allowed until your payment clears, which may take seven business days or longer.

         o        All purchases must be made in U.S. dollars.

         o Checks must be drawn on U.S. banks and must be payable to Allegiance Investment Trust. Checks that are not made payable directly to Allegiance Investment Trust ("third party checks") are not accepted.

         o        Cash and credit card checks are not accepted.

         o If a check does not clear your bank, the Funds reserve the right to cancel the purchase.

         o If the Funds are unable to debit your predesignated bank account on the day you purchase shares, they may make additional attempts or cancel the purchase.

If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. The Funds have the authority to redeem shares in your account(s) to cover any losses due to changes in share price. The Funds reserve the right to reject any specific purchase or exchange request.

MINIMUM INVESTMENTS. The following minimums apply unless they are waived by the Distributor.

         To open an account                                     $2,500
                  For tax-sheltered retirement plans             1,000
         To add to an account                                      100
                  Through automatic investment plans               100
         Minimum account balance                                   500
                  For tax-sheltered retirement plans               500

HOW TO SELL SHARES

Selling your shares in a Fund is called a "redemption" because the Fund buys back its shares. On any business day, you may sell (redeem) all or a portion of your shares. If the shares being sold were recently purchased by check, telephone or through an automatic investment program, the Funds may delay the mailing of your redemption check for up to ten business days after purchase to allow the purchase to clear.

Your transaction will be processed at net asset value the next time it is calculated after the Funds receive your redemption request in good order. You may gain or lose money when you redeem your shares. Please note that a redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

BY MAIL. To redeem all or part of your shares by mail, please send your request in writing to the address listed above under "How To Open An Account" and include the following information (please refer to "Signature Guarantees" below if your redemption request is over $100,000):

         o        the name of the Fund(s),
         o        the account number(s),
         o        the amount of money or number of shares being redeemed,
         o        the name(s) on the account,
         o        the signature(s) of all registered account owners, and
         o        your daytime telephone number.

Signature requirements vary based on the type of account you have:

         o INDIVIDUAL, JOINT TENANTS, TENANTS-IN-COMMON: Written instructions must be signed by each shareholder exactly as the names appear on the account.

         o UGMA OR UTMA: Written instructions must be signed by the custodian as it appears on the account.

         o SOLE PROPRIETOR, GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

         o CORPORATION, ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A certified copy of the corporate resolution, authorizing the signer to act, must accompany the request.

         o        TRUST: Written instructions must be signed by the trustee(s).
                  If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

         o RETIREMENT: Written instructions must be signed by the account owner. Call the Transfer Agent at 1.800.548.7787 for more information.

BY TELEPHONE. If you selected this option on your account application, you may make redemptions from your account by calling the Transfer Agent at
1.800.548.7787 unless you have notified the Transfer Agent of an address change within the preceding 30 days. Telephone redemption in excess of $25,000 will only be made by wire to a bank account on record with the Funds. Unless an investor indicates otherwise on the account application, the Funds will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Funds with his or her account registration and address as its appears on the Funds' records. The Funds require that requests for redemptions of over $100,000 be in writing with signatures guaranteed (see below). You may not close your account by telephone.

SYSTEMATIC WITHDRAWAL PLAN. Under this plan, you may redeem $50 or more monthly, quarterly or semi-annually. A minimum account balance of $5,000 is required to establish an automatic withdrawal plan. For more information or to sign up for this service, please call the Transfer Agent at 1.800.548.7787.

THROUGH YOUR INVESTMENT REPRESENTATIVE. Your investment representative must receive your request before the close of regular trading on the New York Stock Exchange to receive that day's net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

PAYMENT OF REDEMPTION PROCEEDS. Payments may be made by check, wire transfer or electronic transfer.

         o BY CHECK. Redemption proceeds will be sent to the shareholder(s) on our records at the address on our records within seven days after receipt of a valid redemption request.

         o BY WIRE. If you have selected this option on your application, your redemption proceeds will be wired directly into your designated bank account normally on the next business day after receipt of your redemption request is received. There is no limitation on redemptions by wire; however, there is a $12 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call the Transfer Agent at 1.800.548.7787 to sign up for this service. Wire redemptions are not available for retirement accounts.

         o BY ELECTRONIC TRANSFER. If you have established this option, your redemption proceeds will be transferred electronically to your predesignated bank account. To establish this option on an existing account, please call the Transfer Agent at
                  1.800.548.7787 to request the appropriate form.

SIGNATURE GUARANTEES. In addition to the signature requirements described above, a signature guarantee is required if:

         o You would like the check made payable to anyone other than the shareholder(s) on our records.

         o You would like the check mailed to an address other than the address on our records.

         o You would like the check mailed to an address on our records that has changed in the past 30 days.

         o        Your redemption request is over $100,000.

The Funds may also require signature guarantees for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

SHAREHOLDER SERVICES AND POLICIES

EXCHANGES. On any business day, you may exchange all or a portion of your shares into any other fund in the Allegiance Investment Trust family. To make exchanges, please follow the procedures under "How To Sell Shares." Exchanges are processed at the net asset value next calculated after an exchange request in good order is received and approved. Please read the prospectus for the Fund into which you are exchanging. The Funds reserve the right to reject any exchange request or to change or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

REDEMPTION PROCEEDS. The Funds' policy is to pay redemption proceeds in cash, but the Funds reserve the right to change this policy and to pay in-kind in certain cases by delivering to you investment securities equal to the redemption price. In these cases, you might have to pay brokerage costs when converting the securities to cash. The right of any shareholder to receive redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission allows mutual funds to delay payments for the protection of investors.

TAXPAYER IDENTIFICATION NUMBER. On the account application or other appropriate form, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 31% of any dividends and redemption or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.

SHARE OWNERSHIP. The Funds keep a record of the ownership of their shares and share certificates are not issued.

INVOLUNTARY REDEMPTIONS. If your account balance falls below $500 due to redemption, exchanges, or if you purchase through the Automatic Investment Plan and fail to meet the Fund's investment minimum within a twelve-month period, you will be given at least 30 days to re-establish the minimum balance. If you do not, your account may be closed and the proceeds sent to you.

TELEPHONE TRANSACTIONS. You may buy, sell or exchange shares by telephone if you selected this option on your account application. If you wish to establish this option on an existing account, please call 1.800.548.7787 to request the appropriate form. The Funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that it reasonably believes to be genuine. The Funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations. It may be difficult to reach the Funds by telephone during periods of unusual market activity.

ADDRESS CHANGES. To change the address on your account, call 1.800.548.7787 or send a written request signed by all account owners. Include the name of your Fund(s), the account numbers(s), the name(s) on the account and both the old and new addresses.

NAME/ACCOUNT OWNERSHIP CHANGES. To change the name on an account, the shares are generally transferred to a new account. In some cases, certain legal documents may be required. For more information, call 1.800.548.7787. If your shares are held by a financial institution, contact that financial institution for ownership changes.

STATEMENTS AND REPORTS. The Funds will send you a confirmation statement after every transaction that affects your account balance or your account registration. If you are enrolled in an automatic investment program and invest on a monthly basis, you will receive quarterly confirmations. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed twice each year to all shareholders.

                             PRICING OF FUND SHARES

The net asset value per share (NAV) of each Fund is calculated on each day the New York Stock Exchange is open. The NAV is the value of a single share of a Fund. Each of these Funds' NAV is calculated at the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. The NAV is generally based on the market value of the securities held in the Fund, or, if market values are not available, the fair value of securities is determined using procedures that the Board of Trustees has approved.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Fund does not price its shares. Therefore, the NAV of any Fund holding foreign securities may change on days when shareholders will not be able to buy or sell their Fund shares.


                                  DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of the Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION. Dividend distributions may be made several times a year, while capital gain distributions are generally made annually.

BOND AND TAX-EXEMPT INCOME FUNDS

Your dividend distributions are declared each day, starting the day after you purchase your shares, although they are paid to your account on the first business day of each month that you are a shareholder. Distributions of capital gains, if any, are paid after the end of these Funds' October 31st fiscal year end.

STOCK FUND

 If you are a shareholder in the American Value Fund, your distributions of dividends and capital gains, if any, are paid once annually, usually after the end of the Fund's October 31st fiscal year end.

ALL FUNDS

You will receive distributions from a Fund in additional shares of that Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive dividends, you should call the Transfer Agent at
1.800.548.7787 for instructions.

If you have elected to receive dividends and/or distributions in cash, and the postal or other delivery service returns your check to the Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

                            INCOME TAX CONSIDERATIONS

Your investment in a Fund will have tax consequences that you should consider. Some of the more common federal tax consequences are described here, but you should consult your tax adviser about your own particular situation.

TAXES ON DISTRIBUTIONS. You will generally have to pay federal income tax on all Fund distributions except for certain dividend distributions from the California Tax-Free Intermediate Bond Fund (the "California Fund"). Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. The rate of tax will generally depend on how long the Fund held the securities on which it realized the gains. All other distributions, including short-term capital gains, generally will be taxed as ordinary income.

The Bond Fund expects that its distributions will consist primarily of ordinary income. The American Value Fund expects that its distributions will consist of both net long-term capital gains and ordinary income

The California Fund intends to pay what the IRS calls "exempt-interest dividends" to shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its assets in municipal bonds. If the California Fund satisfies this requirement, dividends paid by the California Fund and derived from interest on obligations which (when held by an individual) pay interest excludable from California personal income under California law will be exempt from the California personal income tax (although not from the California franchise tax). To the extent a portion of the dividends is derived from interest on debt obligations other than those described directly above, that portion will be subject to the California personal income tax even though it may be excludable from gross income for federal income tax purposes. In addition, distributions of short-term capital gains will be taxable as long-term gains to the shareholders regardless of how long they held their shares. Under California law, ordinary income and capital gains currently are taxed at the same rate. With respect to non-corporate shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. To the extent a corporate shareholder receives dividends that are exempt from California taxation, a portion of those dividends may be subject to the alternative minimum tax. You generally are required to report all Fund distributions, including exempt-interest dividends, on your federal income tax return.

TAXES ON SALE OR EXCHANGE. If you sell your shares of a Fund (including the California Fund), or exchange them for shares of another Fund, you generally will be subject to tax on any taxable gain. Your taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain.

"BUYING A DIVIDEND". If you buy shares in the American Value Fund just before the Fund makes any distribution, or if you buy shares in the Bond Fund or California Fund just before a capital gain distribution, you will receive some of the purchase price back in the form of a taxable distribution.

LOAN INTEREST. If you borrow money to purchase or hold shares of the California Fund, interest on your loan may not be deductible.

TAX WITHHOLDING. If you are not a U.S. citizen or resident, or if you are subject to "backup withholding," the Funds may be required to withhold a portion of your distributions and, in some cases, redemption proceeds, as a payment of federal income tax.

The above is only a summary of certain federal income tax consequences of investing in the Funds. You should consult your tax adviser to determine the precise effect of an investment in the Funds on your particular tax situation (including possible liability for state and local taxes and, for foreign shareholders, U.S. withholding taxes).


                              MORE ABOUT THE FUNDS

PRINCIPAL INVESTMENT STRATEGIES

The principal investment strategies of the Funds are strategies that, in the opinion of the Adviser, are most likely to be important in trying to achieve the Funds' investment objectives. Of course, there can be no assurance that a Fund will achieve its investment objective. Please note that the Funds may also use strategies and invest in securities that are not described in this Prospectus, but which are described in the Statement of Additional Information.

Investors should note that during periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, a Fund may invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities. These investments may result in a lower yield and have less potential for capital appreciation than would be available from investments typically held by a Fund and may prevent the Fund from achieving its investment objective.

Each Fund is actively managed, and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of mark-ups and fees to broker-dealers that a Fund pays when it buys and sells securities.

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the Funds and their shareholders. However, the Funds understand that their key service providers -- including the Adviser and its affiliates -- are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the Funds invest. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The Funds and their Adviser will continue to monitor developments relating to this issue.

                     OTHER INFORMATION CONCERNING THE FUNDS

DISTRIBUTION ARRANGEMENTS

The Funds' distributor is First Fund Distributors, Inc. (the "Distributor"), an affiliate of Investment Company Administration, L.L.C., the Funds' sub-administrator. The Distributor's principal place of business is located at 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018.

The Funds do not charge any sales loads, deferred sales loads or other fees in connection with the purchase of shares. Each Fund has adopted a plan under Rule 12b-1 ("Plan"). The Plan allows a Fund to use part of the Fund's assets (up to
 .25% of its average daily net assets) for the sale and distribution of its shares, including advertising, marketing and other promotional activities. Expenses permitted to be paid by the Funds under their Plan include: preparation, printing and mailing prospectuses; shareholder reports such as semi-annual and annual reports, performance reports and newsletters; sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel; advisers or other third parties for their assistance with respect to the distribution of the Funds' shares; payments to financial intermediaries for shareholder support; administrative and accounting services with respect to the shareholders of the Funds; and such other expenses as may be approved from time to time by the Board of Trustees.

Because these fees are paid out of assets of the Funds, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Plan allows excess distribution expenses to be carried forward by the Adviser, as Distribution Coordinator, and resubmitted in a subsequent fiscal year provided that (i) distribution expenses cannot be carried forward for more than three years following initial submission; (ii) the Board of Trustees has made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward; and (iii) the Board of Trustees makes a further determination, at the time any distribution expenses which have been carried forward are resubmitted for payment, to the effect that payment at the time is appropriate, consistent with the objectives of the Plan and the current best interest of shareholders.

SHAREHOLDER SERVICING AGENTS

The Funds has entered into shareholder servicing agreement with certain shareholder servicing agents (including the Adviser) under which the shareholder servicing agents have agreed to provide certain support services to their customers who beneficially own shares of the Funds. These services include assisting with purchase and redemption transactions, maintaining shareholder accounts and records, furnishing customer statements, transmitting shareholder reports and communications to customers and other similar shareholder liaison services. For performing these services, each shareholder servicing agent receives a fee based on the average daily net assets of shares of the Funds held by investors for whom the servicing agent maintains a servicing relationship. Shareholder servicing agents may subcontract with other parties for shareholder support services.

Shareholder servicing agents may offer additional services to their customers, such as pre-authorized or systematic purchase and redemption plans. Each shareholder servicing agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain shareholder servicing agents may (although they are not required by the Funds to do so) credit to the accounts of their customers from whom they are already receiving other fees an amount not exceeding such other fees or the fees for their services as shareholder servicing agents.

The Adviser and certain broker-dealers and other shareholder servicing agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $100 to their customers who invest in the Funds.

The Adviser may, from time to time, at its own expense out of compensation retained by it from the Funds or other sources available to it, make additional payments to certain selected dealers or other shareholder servicing or soliciting agents for performing administrative and other services. This compensation does not represent an additional expense to the Fund or its shareholders because it will be paid by the Adviser.

ADMINISTRATIVE SERVICES

The Adviser has retained Investment Company Administration, L.L.C. ("ICA") to prepare various federal and state regulatory filings, reports and returns for the Funds, to prepare reports and materials to be supplied to Trustees, to monitor the activities of the Funds' custodian, shareholder servicing agent and accountants, and to coordinate the preparation and payment of Fund expenses and review the Funds' expense accruals. The Adviser pays ICA's fees out of the Administrative Services Fee.

United Missouri Bank, N.A. acts as the Funds' custodian and National Financial Data Services acts as the Funds' transfer agent. The Adviser also pays the custodian's and transfer agent's fees out of the Administrative Services Fee.

The Adviser pays the other expenses incurred in the Funds' operations out of the Administrative Services Fee. These expenses include registration fees; expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of the transfer agent, registrar or dividend disbursing agent of the Funds; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. The Funds remain responsible for their proportionate share of the compensation paid to the disinterested Trustees, interest and taxes.

Allegiance Investment Trust
800 North Brand Boulevard, Suite 800
Glendale, CA 91203









You can find more information about the Funds' investment policies in the Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

To request a free copy of the SAI, call us at 1.800.548.7787. If you have access to the Internet, you can view the SAI at the Security and Exchange Commission's (SEC's) Web site at WWW.SEC.GOV. You may also visit the SEC's Public Reference Room by calling 800.SEC.0330 or request a copy by writing to the Public Reference Section of the SEC, Washington, D.C., 20549-6009. The SEC charges a duplicating fee for this service.

You can find further information about the Funds in our annual and semiannual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each Fund's performance during the previous fiscal period. To request a free copy of the most recent annual or semiannual report, please call us at 1.800.548.7787.

                                  Statement of
                             Additional Information

                                   MAY 7, 1999


                           ALLEGIANCE INVESTMENT TRUST

                         Allegiance American Value Fund
                     Allegiance Intermediate-Term Bond Fund
              Allegiance California Tax-Free Intermediate Bond Fund


         This Statement of Additional Information provides information regarding the activities and operations of the mutual funds listed above, and should be read together with the Funds' Prospectus dated May 7, 1999. You may obtain a Prospectus without charge by calling 1.800.547.7787.

         Certain financial information included in the Annual Report to shareholders is incorporated by reference into this Statement of Additional Information.


                 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT
                 A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION
                    TO PROSPECTIVE INVESTORS ONLY IF PRECEDED
                     OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----

TRUST HISTORY............................................................1

DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS...................1
         CLASSIFICATION..................................................1
         INVESTMENT STRATEGIES AND RISKS.................................2
         FUND POLICIES..................................................23
         TEMPORARY DEFENSIVE POSITION...................................26
         PORTFOLIO TURNOVER.............................................26

MANAGEMENT..............................................................26
         TRUSTEES ......................................................26
         MANAGEMENT INFORMATION.........................................27
         COMPENSATION...................................................27

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................28
         PRINCIPAL HOLDERS..............................................28

INVESTMENT ADVISORY AND OTHER SERVICES..................................28
         INVESTMENT ADVISER.............................................28
         SERVICE MARKS..................................................29
         DISTRIBUTOR....................................................29
         ADMINISTRATIVE SERVICES........................................30
         COUNSEL AND INDEPENDENT ACCOUNTANTS............................32

BROKERAGE ALLOCATION AND OTHER PRACTICES................................32
         BROKERAGE TRANSACTIONS.........................................32
         BROKERAGE SELECTION............................................33

DESCRIPTION OF SHARES; VOTING RIGHTS AND LIABILITIES....................34

PURCHASE, REDEMPTION AND PRICING OF SHARES..............................35
         DETERMINATION OF NET ASSET VALUE...............................35
         PURCHASE AND REDEMPTION OF SHARES..............................38
         SYSTEMATIC WITHDRAWAL PLAN.....................................38
         REDEMPTION IN KIND.............................................39

TAXES    ...............................................................39
         TAX STATUS OF THE FUNDS........................................39
         TAXATION OF FUND DISTRIBUTIONS.................................40

         ADDITIONAL INFORMATION FOR
                  SHAREHOLDERS OF THE TAX-FREE FUND.....................44
         ADDITIONAL INFORMATION RELATING
                  TO FUND INVESTMENTS...................................44
         ADDITIONAL INFORMATION RELATING
                  TO FOREIGN INVESTMENTS................................45

FOREIGN SHAREHOLDERS....................................................45
         BACKUP WITHHOLDING.............................................46

PERFORMANCE INFORMATION.................................................46
         CALCULATION OF YIELD...........................................46
         CALCULATION OF TOTAL RETURN....................................47

FINANCIAL STATEMENTS....................................................49



Appendix A:       Certain Information concerning California
Appendix B:       Description of Securities Ratings

                                  TRUST HISTORY

         ALLEGIANCE INVESTMENT TRUST (the "Trust") is an open-end management investment company established under Delaware law (under its predecessor name, Van Deventer & Hoch Funds) as a Delaware business trust on October 15, 1997. Its name was changed to Allegiance Investment Trust on September 2, 1998.

             DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS

CLASSIFICATION

         The Agreement and Declaration of Trust, which is the governing document for the Trust, permits the Trust to offer separate portfolios, or funds, with shares of beneficial interest and different classes of shares of each fund. The Trust currently has three active series (the "Funds"). Each Fund (other than the Allegiance California Tax-Free Intermediate Bond Fund) is a diversified mutual fund.

         This Statement of Additional Information relates to the following
Funds:

                  o Allegiance American Value Fund (the "American Fund" or the "Stock Fund")
                  o        Allegiance Intermediate-Term Bond Fund (the "Bond
                           Fund")
                  o Allegiance California Tax-Free Intermediate Bond Fund (the "Tax-Free Fund")

         Van Deventer & Hoch (the "Adviser") is the investment adviser for each Fund. First Fund Distributors, Inc. (the "Distributor") is the distributor of shares of each Fund.

         As required by law, the Trust, the Adviser, the Distributor, and the Trust's administrator each has adopted codes of ethics concerning certain activities of officers, trustees or directors and employees. Copies of these codes of ethics have been filed with the Securities and Exchange Commission (the "SEC").

         The Trust has reserved the right to create and issue additional series and classes. Each share of a series of class represents an equal proportionate interest in that series of class with each other share of that series or class. The share of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each dollar of net asset value of shares held, and each fractional share shall be entitled to a proportionate fractional vote.

         The business and affairs of the Trust are managed under the general direction and supervision of its Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of all series or classes when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. The Trustees will promptly call a meeting of shareholders to remove a trustee(s) when requested to do so in writing by record holders of not less than 10% of all outstanding shares of the Trust.

INVESTMENT STRATEGIES AND RISKS

         The principal investment policies and strategies of each Fund are described in the Prospectus by which shares of that Fund are offered. The achievement of each Fund's investment objective will depend upon market conditions generally and on the Adviser's analytical and portfolio management skills. The permitted investments and investment techniques described below, in alphabetical order, supplements the information contained in the Prospectus.

SPECIAL INVESTMENT STRATEGIES AND RISKS

         The TAX-FREE FUND has a fundamental policy of investing at least 80 percent of its net assets under normal market conditions in obligations issued by or on behalf of the State of California, the interest on which, in the opinion of counsel for the issuer, is exempt from federal income tax and not included as a preference item under the alternative minimum tax. The Tax- Free Fund may comply with this policy, or with any of its other policies as to investing in securities the interest on which is exempt from taxation in California, by investing in a partnership, trust, regulated investment company or other entity which invests in such municipal securities. If so, the Tax-Free Fund's investment in such entity shall be deemed an investment in the underlying municipal securities in the same proportion as such entity's investment in such municipal securities bears to its net assets. The Tax-Free Fund is not suitable for investors who cannot benefit from the tax-exempt character of its dividends, such as IRAs, qualified retirement plans or tax-exempt entities.

         Appendix A contains information concerning California. The Tax-Free Fund is particularly susceptible to events affecting issuers in California.

         Appendix B describes the ratings assigned to securities by certain securities rating organizations.

PORTFOLIO SECURITIES

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS

         American Depositary Receipts ("ADRs") are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S.

financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass voting rights through to the holders of the receipts in respect to the deposited securities.

ASSET-BACKED SECURITIES

         In addition to mortgage-backed securities, the Funds may invest in asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short to intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder. The Bond Fund will normally limit its investments in asset-backed securities to 25% of its total assets and the other Funds will limit their investments to 5% of their total assets.

         Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there would be a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (E.G., loans) are also subject to prepayments which shorten the securities' weighted-average life and may lower their return.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

BANK OBLIGATIONS

         Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits), and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. The Funds have established certain minimum credit quality standards for bank obligations in which they invest.

         The Funds are not prohibited from investing in obligations of banks that are clients of the Distributor. However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase.

BANKERS' ACCEPTANCES

         A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT

         A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market before maturity.

COMMERCIAL PAPER

         Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from one to 270 days.

COMMON AND PREFERRED STOCK

         Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation.

CONVERTIBLE SECURITIES

         Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. Convertible securities include both debt obligations and preferred stock.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Because investments in foreign companies usually involve currencies of foreign countries, the value of the assets of a Fund with investments in foreign companies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although such Fund's assets are valued daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot basis or for settlement on a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds do not currently intend to speculate in foreign currency exchange rates or forward contracts.

FOREIGN SECURITIES

         Each Fund, except for the Tax-Free Fund, may invest in certain obligations or securities of foreign issuers. Permissible investments include obligations of foreign branches of U.S. banks and of foreign banks, including certificates of deposit and time deposits (including Eurodollar time deposits).

         Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to those securities, will fluctuate based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

         It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

         A Fund may invest in foreign securities markets that impose restrictions on transfer of the proceeds from that market to the United States or to United States persons. Although securities subject to these transfer restrictions may be marketable abroad, they may be less liquid than foreign securities that are not subject to such restrictions.

         Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Stock Fund and the Bond Fund may invest in securities issued by entities based in developing countries throughout the world. All of the risks of investing in securities of foreign issuers are heightened for securities of issuers in developing countries, and extreme volatility can be associated with these investments. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS

         Each Fund may invest up to 25 percent of its assets in forward commitments or commitments to purchase securities on a when-issued basis. Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of the commitment and delivery and payment normally take place beyond conventional settlement time after the date of commitment to purchase. The Funds will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

         While awaiting delivery of securities purchased on a when-issued basis, a Fund will establish a segregated account consisting of liquid securities equal to the amount of the commitments to purchase securities on such basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of the commitments.

FUTURES CONTRACTS

         Subject to applicable laws, each Fund may enter into bond and interest rate futures contracts. The Funds intend to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. A "sale" of a futures contract entails a contractual obligation to deliver the underlying securities called for by the contract, and a "purchase" of a futures contract entails a contractual obligation to acquire such securities, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, which is a member of an appropriate exchange designated as a "contract market" by the Commodity Futures Trading Commission ("CFTC").

         When a Fund purchases or sells a futures contract, the Trust must allocate assets of that Fund as an initial deposit on the contract. The initial deposit may be as low as approximately 5 percent or less of the value of the contract. The futures contract is marked to market daily thereafter and the Fund may be required to pay or entitled to receive additional "variation margin," based on decrease or increase in the value of the futures contract.

         Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indices, the making or acceptance of a cash settlement at a specified future time. However, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.

         A Fund's ability to hedge effectively through transactions in futures contracts depends on, among other factors, the Adviser's judgment as to the expected price movements in the securities underlying the futures contracts. In addition, it is possible in some circumstances that a Fund would have to sell securities from its portfolio to meet "variation margin" requirements at a time when it may be disadvantageous to do so.

GUARANTEED INVESTMENT CONTRACTS (GIC)

         A GIC is a contract between an insurance company and, generally, an institutional investor that guarantees the investor a specified interest rate for a specific period and the return of the investor's principal.

LOAN PARTICIPATIONS

         Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may purchase interests only in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

MONEY MARKET FUNDS

         A money market fund is an investment company that limits its investments to high quality money market instruments with a weighted-average maturity of 90 days or less. Each of the Funds may invest in money market funds, but not more than 5 percent of its assets in any one money market fund or more than 10 percent of its assets in other investment companies, including money market funds. When a Fund invests in a money market fund, a shareholder bears not only his or her proportionate share of the Fund's expenses, but also indirectly his or her share of the expenses of the money market fund, including management fees.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS

         The Bond Fund may enter into mortgage "dollar roll" transactions pursuant to which the Fund sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. At the time the Fund enters into a dollar roll transaction, it causes its custodian to segregate liquid assets such as cash, U.S.

Government securities or other liquid equity or debt securities having a value equal to the purchase price for the similar security (including accrued interest) and subsequently marks the assets to market daily to ensure that full collateralization is maintained.

         During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

MORTGAGE-BACKED SECURITIES

         Each of the Funds may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

         The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA and FHLMC are supported by the respective agency only. These are described below.

o Government National Mortgage Association. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes GNMA to guarantee the timely payment of the principal of, and interest on, securities that are based on and backed by a pool of specified mortgage loans. For these types of securities to qualify for a GNMA guarantee, the underlying collateral must be mortgages insured by the FHA under the Housing Act, or Title V of the Housing Act of 1949, as amended ("VA Loans"), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

         GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans;
         (4) fixed-rate mortgage loans secured by manufactured (mobile) homes;
         (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

o Federal National Mortgage Association. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. FNMA was transformed into a private sector corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA acquires funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

         Each FNMA pass-through security represents a proportionate interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The loans contained in those pools consist of one or more of the following: (1) fixed-rate level payment mortgage loans;
         (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable-rate mortgage loans; (5) other adjustable-rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

o Federal Home Loan Mortgage Corporation. FHLMC is a corporate instrumentality of the United States established by the Emergency Home Finance Act of 1970, as amended. FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

         The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable-rate mortgage loans with original terms to maturity of between 10 and 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must include whole loans, participation interests in whole loans and undivided interests in whole loans and participation in another FHLMC security.

         Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

         Each of the Funds may also invest in mortgage-backed securities which are rated in one of the four top categories by Standard and Poor's Rating Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch IBCA, Inc. ("Fitch IBCA"), or, if not rated by S&P, Moody's or Fitch IBCA, of comparable quality as determined by the Adviser to the Fund. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

         Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligations is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through certificates to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-through certificates issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         A Fund may invest in, among other things, "parallel pay" CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

OPTIONS

         The Stock Fund and the Bond Fund may, for hedging purposes and in order to generate additional income, write call options on a covered basis, provided that the aggregate value of such options may not exceed 10 percent of the Fund's net assets as of the time the Fund enters into such options.

         The purchaser of a call option has the right to buy, and the writer (in this case a Fund) of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period. The advantage to a Fund of writing covered calls is that the Fund receives a premium for writing the call, which is additional income. However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction.

         A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the Fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a) the cost of the underlying security and (b) the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         The Stock Fund and the Bond Fund will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or a call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

OPTIONS ON FUTURES CONTRACTS

         The Funds may also, subject to any applicable laws, purchase and write options on futures contracts for hedging purposes only. The holder of a call option on a futures contract has the right to purchase the futures contract, and the holder of a put option on a futures contract has the right to sell the futures contract, in either case at a fixed exercise price up to a stated expiration date or, in the case of certain options, on a stated date. Options on futures contracts, like futures contracts, are traded on contract markets.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

         The ability of a Fund to engage in options and futures strategies depends also upon the availability of a liquid market for such instruments. There can be no assurance that such a liquid market will exist for such instruments.

OPTIONS ON STOCK INDICES

         The Stock Fund may engage in transactions involving options on stock indices. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the underlying common stocks. The Stock Fund will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 5 percent of the total assets of the Stock Fund.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the option premium received, to make delivery of this amount. Gain or loss to the Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, the Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A stock index fluctuates with changes in the market values of the stock included in the index. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

         A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the securities held by the Fund. Since the Fund will not duplicate all of the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

         Positions in stock index options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. The Fund will enter into an option position only if there appears to the Adviser of such Fund, at the time of investment, to be a liquid secondary market for such options.

OTHER INVESTMENT COMPANIES

         Subject to applicable statutory and regulatory limitations, assets of each Fund may be invested in shares of other investment companies (such as mutual funds) and foreign investment trusts. Those investment companies and investment trusts must invest in securities in which the Funds can invest in a manner consistent with the Funds' investment objectives. A Fund's purchase of investment company securities may result in the duplication of management fees and expenses.

RECEIPTS

         Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). TRS, TIGRs and CATS are sold as zero coupon securities.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements. A Fund's repurchase agreements will generally involve a short-term investment in a U.S. Government security or other high-grade liquid debt security, with the seller (a primary securities dealer recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) of the underlying security agreeing to repurchase it at a mutually agreed-upon time and price (including principal and interest). The repurchase price is generally higher than the purchase price, the difference being interest income to that Fund. Alternatively, the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on the date of repurchase. In either case, the income to a Fund is unrelated to the interest rate on the underlying security.

         Under each repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Adviser, acting under the supervision of the Board, reviews on a periodic basis the suitability and creditworthiness, and the value of the collateral, of those sellers with whom the Funds enter into repurchase agreements to evaluate potential risk. All repurchase agreements will be made pursuant to procedures adopted and regularly reviewed by the Board.

         The Funds generally will enter into repurchase agreements of short maturities, from overnight to one week, although the underlying securities will generally have longer maturities. The Funds regard repurchase agreements with maturities in excess of seven days as illiquid. A

Fund may not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with maturities greater than seven days.

         For purposes of the Investment Company Act of 1940 ("Investment Company Act"), a repurchase agreement is deemed to be a collateralized loan from a Fund to the seller of the security subject to the repurchase agreement. It is not clear whether a court would consider the security acquired by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by that Fund to the seller. If bankruptcy or insolvency proceedings are commenced with respect to the seller of the security before its repurchase, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the security. If a court characterizes such a transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor. As such, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the seller of the security.

         Apart from the risk of bankruptcy or insolvency proceedings, a Fund also runs the risk that the seller may fail to repurchase the security. However, each Fund always requires collateral for any repurchase agreement to which it is a party in the form of securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and each Fund makes payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank. If the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund, pursuant to its repurchase agreement, may require the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price (including interest) at all times.

RESTRICTED SECURITIES

         Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Many restricted securities are illiquid but the Adviser may determine that at the time of investment such securities are not illiquid (generally, an illiquid security is one that cannot be disposed of within seven days in the ordinary course of business at its full value), based on guidelines which are the responsibility of and are periodically reviewed by the Board of Trustees. Under these guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the intention of the Adviser is to rely upon the exemption from registration provided by Rule 144A promulgated under the 1933 Act. Restricted securities not determined to be liquid may be purchased subject to each Fund's limitation on all illiquid securities (15 percent of net assets of the Funds).

         A Fund may purchase restricted securities that are not registered for sale to the general public if it is determined that there is a dealer or institutional market in the securities. In that case, the securities will not be treated as illiquid for purposes of the Fund's investment limitation described above. The Trustees will review these determinations. These securities are known as "Rule 144A securities" because they are traded under Rule 144A of the 1933 Act among qualified institutional buyers.

REVERSE REPURCHASE AGREEMENTS

         Reverse repurchase agreements involve the sale of securities held by a Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. Such assets are marked to market daily to ensure that full collateralization is maintained. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing.

         A Fund may use the proceeds of reverse purchase agreements to provide liquidity to meet redemption requests when sale of the Fund's securities is disadvantageous.

SECURITIES LENDING

         Each Fund may lend securities pursuant to agreements requiring that the loans be continuously secured by liquid securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed 30 percent of a Fund's total assets. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the collateral. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to a Fund to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. A Fund may use the Distributor or a broker/dealer affiliate of an Adviser as a broker in these transactions.

SECURITIES RATED BAA OR BBB

         The Funds may purchase the lowest categories of investment grade securities, meaning those rated BAA by Moody's or BBB by Standard & Poor's, which may have poor protection of payment of principal and interest.

STRIPS

         Each of the Funds may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. The Adviser to a Fund will purchase only those STRIPS that it determines are liquid or, if illiquid, do not violate such Fund's investment policy concerning investments in illiquid securities. While there is no limitation on the percentage of any other Fund's assets that may be comprised of STRIPS, the Adviser to each Fund will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is unusually volatile in response to changes in interest rates.

TAX-EXEMPT SECURITIES

         Municipal Notes and Bonds

         The Bond Fund and the Tax-Free Fund may invest in municipal notes, which include but are not limited to general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investment in any of the notes described above will be limited to those obligations which are rated (i) MIG-2 or VMIG-2 or better at the time of investment by Moody's, (ii) SP-2 or better at the time of investment by S&P, or (iii) F-2 or better at the time of investment by Fitch IBCA, or which, if not rated by Moody's, S&P or Fitch IBCA, are of at least comparable quality, as determined by the Adviser to the Fund. Municipal bonds, in which these same Funds may invest, must be rated BBB or better by S&P or Fitch IBCA or BAA or better by Moody's at the time of investment or, if not rated by Moody's, S&P or Fitch IBCA, must be determined by the Adviser to the Funds to have essentially the same characteristics and quality as bonds having the above ratings. Bonds rated BBB by S&P or Fitch IBCA or BAA by Moody's may have speculative characteristics. The Adviser to these Funds may purchase industrial development and pollution control bonds for these Funds if the interest paid thereon is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Municipal securities also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In light of these concerns, the Trust has adopted and follows procedures for determining whether municipal lease securities purchased by a Fund are liquid and for monitoring the liquidity of municipal lease securities held in the Fund's portfolio. The procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, the credit quality of the security, and other factors which the Adviser to the Fund may deem relevant.

         Tax-exempt commercial paper in which the Tax-Free Fund may invest will be limited to investments in obligations which are rated at least A-2 by S&P, Prime-2 by Moody's, or F-2 by Fitch IBCA, at the time of investment or which are of comparable quality as determined by the Adviser to the Fund.

         The Tax-Free Fund may invest in floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue (now known as "private activity") bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. For purposes of determining the maturity of these obligations, the Fund may use the longer of (a) the period required before the Fund is entitled to prepayment under such obligations or (b) the period remaining until the next interest rate adjustment date. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings on securities in which the Fund may invest. The Adviser to the Fund will monitor the earning power, cash flow and liquidity ratios of the issuers of floating rate instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may also purchase other types of tax-exempt instruments for the Fund as long as they are of a quality equivalent to the bonds or commercial paper in which the Fund may invest.

STANDBY COMMITMENTS

         Funds investing in municipal securities may acquire such securities subject to a "standby commitment." The Adviser to these Funds has the authority to purchase for these Funds securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve their right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which the Adviser to such Fund believes present minimum credit risks. The Adviser would use its best efforts initially to determine and to continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities. For example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases (e.g., to maintain fund liquidity). The Fund could, however, at any time sell the underlying security in the open market or wait until the security matures, at which time it should realize the full par value of the security.

         Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put.

         For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, "maturity" will be considered to be the first date on which the Fund has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

TIME DEPOSITS

         A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

VARIABLE AMOUNT MASTER DEMAND NOTES

         Each Fund may invest in variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, on behalf of a Fund and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

WARRANTS

         A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. Each of the Stock Funds may invest up to 5% of its net assets in warrants. Included in this limitation may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

ZERO COUPON SECURITIES

         A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.

FUND POLICIES

FUNDAMENTAL POLICIES

         The following are fundamental policies of each Fund and may not be changed without approval by holders of a majority of the outstanding voting securities of that Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67 percent or more of the outstanding voting securities of the Fund present at a meeting at which the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "Investment Company Act").

1. A Fund may not purchase any securities which would cause more than 25 percent of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower. Otherwise, for purposes of this restriction, each Fund generally relies on the U.S. Office of Management and Budget's Standard Industrial Classifications.

2. A Fund may not make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending in an aggregate amount not exceeding 30 percent of its total assets.

3. A Fund may not acquire more than 10 percent of the voting securities of any one issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) or invest more than 5 percent of the total assets of the Fund in the securities of an issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities); provided, that (a) the foregoing limitation shall not apply to the Tax-Free Fund and (b) the foregoing limitation shall not apply to 25 percent of the total assets of the Stock Fund and the Bond Fund.

4. A Fund may not borrow, except that a Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3 percent of that Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes (which may include the need to meet shareholder redemption requests). This borrowing provision is included solely to facilitate the orderly sale of Fund securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. A Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed 10 percent of its total assets (taken at market value), and any interest paid on such borrowings will reduce income. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a "senior security" within the meaning of Section 18(f) of the 1940 Act shall not be regarded as borrowings for the purposes of this restriction.

5. A Fund may not pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by 4 above.

6. A Fund may not purchase or sell real estate, including real estate limited partnership interests, commodities and commodities contracts, but excluding interests in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, any Fund may invest in companies that invest in real estate, commodities or commodities contracts. Each Fund may invest in futures contracts and options thereon to the extent described in the Prospectus and elsewhere in this Statement of Additional Information.

7. A Fund may not act as an underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.

8. A Fund may not purchase securities of other investment companies except as permitted by the Investment Company Act and the rules and regulations thereunder. Under these rules and regulations, each Fund is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, (a) such Fund owns more than 3 percent of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5 percent of the total assets of such Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10 percent of the total assets of such Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

         It is the position of the SEC's staff that certain non-governmental issuers of CMOs and REMICs constitute investment companies pursuant to the Investment Company Act and either (a) investments in such instruments are subject to the limitations set forth above or

         (b) the issuers of those instruments have received orders from the Securities and Exchange Commission exempting such instruments from the definition of investment company.

9. A Fund may not issue senior securities, as defined in the Investment Company Act, except that this restriction shall not be deemed to prohibit that Fund from (a) making any permitted borrowings, mortgages or pledges, (b) entering into permissible repurchase and dollar roll transactions, or (c) entering other borrowings as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES

         The following policies are not fundamental and may be changed by the Board of Trustees with respect to any Fund without approval by the shareholders of that Fund:

1. Each Stock Fund may invest in warrants in an amount not exceeding 5 percent of the Fund's net assets as valued at the lower of cost or market value; included in these amounts may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

2. No Fund may invest in illiquid securities, including (under current SEC interpretations) restricted securities (excluding liquid Rule 144A-eligible restricted securities as defined below), securities which are not otherwise readily marketable, repurchase agreements that mature in more than seven days and over-the-counter options (and securities underlying such options) in an amount exceeding, in the aggregate, 15 percent of that Fund's net assets.

         The foregoing limitation does not apply to restricted securities, including those issued pursuant to Rule 144A under the 1933 Act, if it is determined by or under procedures established by the Board of Trustees of the Trust that, based on trading markets for the specific restricted security in question, such security is not illiquid.

3. A Fund may not invest in companies for the purpose of exercising control or management of the issuers.

4. A Fund may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

5. A Fund may not write or purchase puts, calls, or other options or combinations thereof, except that each Fund may write covered call options with respect to any or all of the securities it holds, subject to any limitations described in the Prospectus or elsewhere in this Statement of Additional Information and each Fund may purchase and sell other options as described in the Prospectus.

         Except for non-fundamental policy number two as to illiquid securities, which applies at all times, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

TEMPORARY DEFENSIVE POSITION

         During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term. A temporary defensive position may also prevent a Fund from achieving its investment objective.

PORTFOLIO TURNOVER

         The frequency of each Fund's portfolio transactions -- the portfolio turnover rate -- will vary from year to year depending on market conditions. Each Fund will engage in portfolio trading if the Adviser believes a transaction, net of costs (including custodial charges), will help it achieve its investment objective. Before the Stock Fund invests in both equity and debt securities, this policy will apply with respect to both the equity and debt portions of the PORTFOLIO.


         Below are some basic principles with respect to portfolio turnover rate:

o A 100% turnover rate indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year;

o The amount of brokerage commissions will tend to increase as the level of portfolio activity increases; and

o High portfolio turnover may result in the realization of substantial net capital gains or losses.

         Because the Funds are new, portfolio turnover rate for each Fund is not available as of the date of this Statement of Additional Information.

                                   MANAGEMENT

TRUSTEES

         The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Delaware governing business trusts. Subject to the provisions of the Declaration of Trust, the Trustees of the Trust are responsible for the overall management of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers, who administer the Funds' daily operations, are appointed by the Board of Trustees.

MANAGEMENT INFORMATION

         The Trustees and executive officers of the Trust and their principal occupations are set forth below. An asterisk indicates a Trustee who may be deemed to be an "interested person" (as defined in the Investment Company Act) of the Trust.

Name, Address, and Age                   Position(s) Held with the Trust       Principal Occupation During Past 5 Years
*RICHARD A. SNYDERS (born 1945)          Chairman of the Board of Trustees,    President, Van Deventer & Hoch
800 North Brand Boulevard, Suite 300     President, Chief Executive Officer,   (investment adviser).  Mr. Snyders
Glendale, California 91203               and Principal Executive Officer       joined the firm in 1984.

*JEFFREY D. LOVELL (born 1952)           Trustee                               Managing Director, Putnam, Lovell, de
c/o Putnam, Lovell, de Guardiola &                                             Guardiola & Thornton, Inc. (investment
Thornton, Inc.                                                                 banking and advisory services)
11150 Santa Monica Blvd., Suite 1650
Los Angeles, California 90025

MENO T. LAKE (born 1919)                 Trustee                               Retired in 1984 as Chairman and CEO
41685 Calle Pino                                                               of Occidental Insurance Co. and other
Murrieta, California 92562                                                     Transamerica life insurance companies

DONALD E. O'CONNOR (born 1936)           Trustee                               Retired in 1997 as Executive Vice
1700 Taylor Avenue                                                             President and Chief Operating Officer
Ft. Washington, Maryland 20744                                                 of ICI Mutual Insurance Company

*CHARLES L. BOCK (born 1958)             Secretary, Treasurer, Principal       Chief Financial Officer and Compliance
800 North Brand Boulevard, Suite 300     Financial Officer and Principal       Officer, Van Deventer & Hoch
Glendale, California 91203               Accounting Officer                    (investment adviser).  Mr. Bock joined
                                                                               the firm in 1988.

COMPENSATION

         The following table sets forth certain information regarding the expected compensation of the Trust's Trustees for the fiscal year ending December 31, 1999. The Trust pays the fees for unaffiliated Trustees.

                                                         Pension or                                 Total Compensation
                                   Aggregate        Retirement Benefits      Estimated Annual       from the Trust and
      Name of Trustee            Compensation        Accrued as Part of        Benefits Upon        the Funds Paid to
                                From the Trust         Fund Expenses            Retirement               Trustees

RICHARD A. SNYDERS                   None                   None                   None                    None
JEFFREY D. LOVELL                    None                   None                   None                    None
MENO T. LAKE                        $7,500                  None                   None                   $7,500
DONALD E. O'CONNOR                  $7,500                  None                   None                   $7,500

         The Officers of the Trust receive no compensation from the Trust for serving in such capacity. Compensation of officers of the Trust who are employed by the Administrator is paid by the Administrator.

         The Declaration of Trust provides that the Trust will indemnify its Trustees and officers as described below under "Trustee and Shareholder Liability -- Limitation of Trustees' Liability."

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

PRINCIPAL HOLDERS

         The Adviser and its affiliates own substantially all of the Funds' outstanding shares as a result of their initial investment in the Funds. For a period several months following commencement of operations of each Fund, a control person of or affiliate of the Fund (such as the Adviser) is expected to own 25 percent or more of its outstanding shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

         The Trust has entered into an Investment Advisory Agreement ("Advisory Agreement") with Van Deventer & Hoch with respect to each Fund. The Advisory Agreement with Van Deventer & Hoch for the Funds is dated as of May 7, 1999. Van Deventer & Hoch is referred to in this Statement of Additional Information as the "Adviser."

         Van Deventer & Hoch is entitled to receive investment advisory fees, which are accrued daily and payable monthly, of 0.30% of each of the Bond and Tax-Free Fund's average daily net assets and 0.70% of the Stock Fund's average daily net assets. Because the Funds are new, no investment advisory fees have been incurred as of the date of this Statement of Additional Information.

         The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and (ii) by the vote of a majority of the Trustees who are neither parties to the Advisory Agreement nor "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically if it is assigned, and is terminable at any time without penalty by the Trustees of the Trust or with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

         The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable (1) for any error of judgment or mistake of law; (2) for any loss arising out of any investment; or (3) for any act or omission in the execution of security transactions for the Trust or any Fund, except that the Adviser and its personnel shall not be protected against any liability to the Trust, any Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its or their part in the performance of its or their duties or from reckless disregard of its or their obligations or duties thereunder.

SERVICE MARKS

         The name ALLEGIANCE INVESTMENT TRUST [SERVICE MARK] is the property of the Adviser and is used by permission of the Adviser. If the Advisory Agreement with Van Deventer & Hoch is terminated, the Trust has agreed to discontinue use of the servicemark and logo.

DISTRIBUTOR

         First Fund Distributors, Inc. (the "Distributor") and the Trust are parties to a distribution agreement ("Distribution Agreement"), dated as of May 7, 1999. The Distributor has its principal business offices at 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018.

         The Trust has adopted a distribution plan dated as of May 7, 1999 (the "Plan") with respect to the Stock Fund, the Bond Fund and the Tax-Free Fund. The Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act.

         The Distribution Agreement and the Plan provide that the Trust will pay the Adviser, as the Distribution Coordinator, a fee calculated daily and paid monthly at an annual rate of 0.25% of the average daily net assets of each of the Stock Fund, the Bond Fund and the Tax-Free Fund. The Adviser can use these fees to compensate broker/dealers and service providers (including each Adviser and its affiliates) which provide administrative and/or distribution services to holders of these shares or their customers who beneficially own these shares. Because the Funds are new, no fees have been paid to the Adviser as provided by the Plan.

         The Distribution Agreement is renewable annually and may be terminated by the Distributor, by the Trustees of the Trust who are not interested persons and have no financial interest in the Plans or any related agreement ("Qualified Trustees"), or with respect to any particular Fund or class of shares, by a majority vote of the outstanding shares of that Fund or such class of shares, as applicable, for which the Distribution Agreement is in effect upon not more than 60 days' written notice by either party.

         The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act, which regulates circumstances under which an investment company may, directly or indirectly, bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Qualified Trustees. The Plan requires that quarterly written reports of money spent under such Plan and of the purposes of such expenditures be furnished to and reviewed by the Trustees. Expenditures may include (1) the cost of prospectuses, reports to shareholders, sales literature and other materials for potential investors; (2) advertising; (3) expenses incurred in connection with the promotion and sale of the Trust's shares, including the Adviser's expenses for travel, communication, and compensation and benefits for sales personnel; and (4) any other expenses reasonably incurred in connection with the distribution and marketing of the shares subject to approval of a majority of the Qualified Trustees. The Plan may not be amended to materially increase the amount that may be spent under the Plan without approval by a majority of the outstanding shares of the Funds or the class of shares which are subject to such Plan. All material amendments of the Plan require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

         From time to time, the Adviser may provide incentive compensation to its own employees and employees of banks, broker-dealers and investment counselors in connection with the sale of shares of the funds. Promotional incentives such as cash or other compensation, including merchandise, airline vouchers, trips and vacation packages will be offered uniformly to all program participants and may be predicated upon the amount of shares of the Funds sold by the participant, subject to applicable legal requirements.

ADMINISTRATIVE SERVICES

         The Trust, on behalf of the Funds, has entered into an Administrative Services Agreement with the Adviser, dated May 7, 1999 (the "Administrative Services Agreement"). Each Fund pays the Adviser an Administrative Services Fee, accrued daily and paid monthly at the following annual rates: the Stock Fund (0.35%); the Bond Fund (0.10); and the Tax-Free Fund (0.10). The fee payable to the Adviser by each Fund under the Administrative Services Agreement is the only fee or expense payable by the fund for the following ordinary services: all administrative services, primarily by retaining the Subadministrator, as described below, custody and transfer agency services by retaining the Custodian and Transfer Agent named below, and all other ordinary services and operating expenses (other than brokerage commissions, dealer mark-ups, taxes, interest and extraordinary items).

         The Administrative Services Fee paid to the Adviser effectively limits each Fund's operating expenses. The Adviser may potentially earn greater profits under the Administrative Services

Agreement if assets of the Funds grow sufficiently large to reduce actual operating expenses to less than the Adviser's Administrative Services Fee. The Board of Trustees will consider the level of profitability of the Administrative Services Fee in its decision to renew the Advisory Agreement.

THE ADMINISTRATOR

         The Adviser and Investment Company Administration, L.L.C. (the "Subadministrator") are parties to a subadministration agreement (the "Subadministration Agreement") with respect to the Funds. The Subadministration Agreement provides that the Subadministrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Subadministration Agreement relates, except a loss that results from willful misfeasance, bad faith or gross negligence on the part of the Subadministrator in the performance of its duties or from reckless disregard by it of its duties and obligations under the Subadministration Agreement. The Subadministration Agreement renews each year unless terminated according to its terms. The Adviser pays the Subadministrator's fee out of the Administrative Services Fee.

         Under the Subadministration Agreement, the Subadministrator provides administrative and fund accounting services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation or performance of data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its business. In this capacity, the Subadministrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

         Because the Funds are new, no fees have been paid to the Subadministrator.

DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

         National Financial Data Services, 330 West 9th Street, Kansas City, MO 64105 is the Funds' dividend disbursing and payment agent, and the transfer agent. The Adviser pays the dividend disbursing and transfer agent out of the Administrative Services Fee.

CUSTODIAN

         Pursuant to a Custodian Agreement, United Missouri Bank, N.A., 928 Grand Boulevard, Kansas City, MO 64106, acts as custodian of the Funds' assets (the "Custodian"). The Custodian's responsibilities include holding and administering the Funds' cash and securities, handling the receipt and delivery of securities, furnishing a statement of all transactions and entries for the account of each Fund, and furnishing the Funds with such other reports covering securities held by it or under its control as may be agreed upon from time to time. The Custodian and its agents (including foreign sub-custodians) may make arrangements with the Depository Trust Company and other foreign or domestic depositories or clearing agencies, including the Federal Reserve Bank and any foreign depository or clearing agency, whereby certain securities may be deposited for the purpose of allowing transactions to be made by bookkeeping entry without physical delivery of such securities, subject to such restrictions as may be agreed upon by the Custodian and the Funds. Fund securities may be held by a sub-custodian bank approved by the Trustees. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Adviser pays the Custodian's fees out of the Administrative Services Fee.

COUNSEL AND INDEPENDENT ACCOUNTANTS

         Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104, is counsel for the Funds. PricewaterhouseCoopers LLP, 400 South Hope Street, Los Angeles, California 90071-2889, serves as independent auditor for each Fund providing audit and accounting services including: (i) examination of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission, and (iii) preparation of annual income tax returns.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the Adviser, and who is appointed and supervised by the senior officers of the Adviser. A portfolio manager may serve other clients of the Adviser or of an affiliate of the Adviser in a similar capacity.

         Subject to policies established by the Trustees, the Adviser to a Fund is responsible for placing the orders to execute transactions for such Fund. In placing orders, it is the policy of the Trust for the Adviser to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

         Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where the Adviser believes better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. The cost of executing transactions for the Funds will primarily consist of dealer spreads and brokerage and underwriting commissions.

BROKERAGE SELECTION

         The Adviser selects brokers or dealers to execute transactions for the purchase or sale of securities for the Funds on the basis of the Adviser's judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at the best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Adviser's determination of what are reasonably competitive rates is based upon the professional knowledge of the Adviser's portfolio managers as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

         The Adviser may allocate, out of all commission business generated by the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in securities analyses; and providing fund performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more portfolios under its management and may not be used exclusively with respect to the fund or account generating the brokerage. Not all brokerage and research services are useful or of value in advising any particular Fund.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the commissions paid to such broker/dealers are not, in general, expected to be higher than commissions that would be paid to broker/dealers not providing such services. Further, in general, any such commissions are reasonable in relation to the value of the brokerage and research services provided. Unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to a broker/dealer solely because it provided research services to the Adviser.

         Investment decisions for the Funds are made independently from those of other client accounts of the Adviser or its affiliates, and suitability is always a paramount consideration. Nevertheless, it is possible that at times the same securities will be acceptable for one or more Funds and for one or more of such client accounts. The Adviser and its personnel may have interests in one or more of those client accounts, either through direct investment or because of management fees based on gains in the account. The Adviser has adopted allocation procedures to ensure the fair allocation of securities and prices between the Funds and the Adviser's various other accounts. These procedures emphasize the desirability of bunching trades and price averaging (see below) to achieve objective fairness among clients advised by the same portfolio manager or portfolio team. Where trades cannot be bunched, the procedures specify alternatives designed to ensure that buy and sell opportunities are allocated fairly and that, over time, all clients are treated equitably. The Adviser's trade allocation procedures also seek to ensure reasonable efficiency in client transactions, and they provide portfolio managers with reasonable flexibility to use allocation methodologies that are appropriate to their investment discipline on client accounts.

         To the extent any of the Adviser's client accounts and a Fund seek to acquire the same security at the same general time (especially if that security is thinly traded or is a small-cap stock), that Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, a Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that a Fund is purchasing or selling, each day's transactions in such security generally will be allocated between that Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts, the amount being purchased or sold and other factors deemed relevant by the Adviser. In many cases, a Fund's transactions are bunched with the transactions for other client accounts. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as that Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for that Fund.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Adviser may place orders for a Fund with broker/dealers who have agreed to defray certain Trust expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Fund transactions.

              DESCRIPTION OF SHARES; VOTING RIGHTS AND LIABILITIES

         The Trust's Declaration of Trust permits the Trust to offer separate portfolios, or funds, of shares of beneficial interest. The Declaration of Trust authorizes the issuance of an unlimited number of shares of each series and authorizes the division of shares of each series into classes. Each share of each series represents an equal proportionate interest in that series, with each other share of that class. Shareholders of each series are entitled, upon liquidation or dissolution, to a pro rata share in the net assets of that series that are available for distribution to shareholders, except to the extent of different expenses borne by different classes as noted above. Shareholders have no preemptive right or other right to receive, purchase or subscribe for any additional shares or other securities issued by the Trust. Currently, the Trust has three active series of shares, each of which is a Fund, par value $0.01 per share. All consideration received by the Trust for shares of any series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto. Share certificates will not be issued.

         Shares of each series of the Trust are entitled to vote separately to approve advisory agreements or changes in investment policies, but shares of all series of the Trust vote together in the election or selection of Trustees and accountants.

         The Declaration of Trust may be amended as authorized by vote of shareholders of the Trust. Matters not affecting all series or classes of shares shall be voted on only by the shares of the series or classes affected. Shares of the Trust may be voted in person or by proxy, and any action taken by shareholders may be taken without a meeting by written consent of a majority of shareholders entitled to vote on the matter.

         The Trust is an entity of the type commonly known as a "Delaware business trust." The Declaration of Trust expressly states that neither the Trust nor its officers or Trustees have the power to bind any shareholder personally.

         The Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee, and no Trustee shall be liable to the Trust or any Shareholder. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined, in the manner provided in the Declaration of Trust, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

         The net asset value per share of a Fund is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which include accrued but undistributed income; the resulting net assets are divided by the number of shares of that Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

         The net asset value of the shares of each Fund is determined on each day on which the New York Stock Exchange ("NYSE") is open. This determination is made once during each such day, as of 4:00 P.M.(Eastern Time) or earlier when trading closes earlier with respect to each Fund. It is expected that the NYSE will be closed on Saturdays and Sundays and for New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Tax-Free and Bond Funds will not determine their net asset values on bank holidays. The national bank holidays, in addition to the days listed above, include January 2, Columbus Day, Veteran's Day and December 26. The Funds may, but do not expect to, determine the net asset values of their shares on any day when the NYSE is not open for trading if there is sufficient trading in their portfolio securities on such days to affect materially the per-share net asset value.

         Generally, trading in and valuation of foreign securities is substantially completed each day at various times prior to the close of the NYSE. In addition, trading in and valuation of foreign securities may not take place on every day in which the NYSE is open for trading. Furthermore, trading takes place in various foreign markets on days in which the NYSE is not open for trading and on which the Funds' net asset values are not calculated. Occasionally, events affecting the values of such securities in U.S. dollars on a day on which a Fund calculates its net asset value may occur between the times when such securities are valued and the close of the NYSE that will not be reflected in the computation of that Fund's net asset value unless the Board or its delegates deem that such events would materially affect the net asset value, in which case an adjustment would be made.

         Generally, the Funds' investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser pursuant to procedures approved by or under the direction of the Board.

         The Funds' securities, including ADRs, EDRs and CDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

         Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

         Corporate debt securities, mortgage-related securities and asset-backed securities held by the Funds are valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, approved by the appropriate Board, or at fair value as determined in good faith by procedures approved by the Board. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield-to-maturity information.

         An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board.

         If any securities held by a Fund are restricted as to resale or do not have readily available market quotations, the Adviser determines their fair value, following procedures approved by the Board. The Trustee periodically reviews such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by a Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board in good faith will establish a conversion rate for such currency.

         All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are sold on a continuous basis and may be purchased from the Distributor or a broker-dealer or financial institution that has an agreement with the Distributor. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value the next time it is calculated after your investment is received and accepted by the Distributor.

         On any business day, shareholders may redeem all or a portion of their shares. If the shares being redeemed were purchased by check, telephone or through an automatic investment program, the Funds may delay the mailing of the redemption check for up to 10 business days after purchase to allow the purchase to clear. The redemption will be processed at net asset value the next time it is calculated after the redemption request in good order is received. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non- tax-sheltered account.

         The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation upon application by a Fund pursuant to Section 22(e) of the Investment Company Act) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has permitted by order. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator or the Custodian is not open for business.

SYSTEMATIC WITHDRAWAL PLAN

         A shareholder may direct the shareholder servicing agent to send him or her regular monthly, quarterly, or semi-annual payments, as designated on the Account Application and based upon the value of his or her account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $50, except in certain limited circumstances. Such payments are drawn from the proceeds of the redemption of shares held in the shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable). To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce, and may eventually exhaust, the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the applicable Fund at the net asset value in effect at the close of business on the record date for such distributions.

         To initiate a SWP, shares having an aggregate value of at least $5,000 must be held on deposit by the shareholder servicing agent. The shareholder, by written instruction to the shareholder servicing agent, may deposit into the account additional shares of the applicable

Fund, change the payee, or change the dollar amount of each payment. The shareholder servicing agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the applicable Fund with respect to the liquidation of shares.

         No charge is currently assessed against the account, but one could be instituted by the shareholder servicing agent on 60 days' notice in writing to the shareholder in the event that the applicable Fund ceases to assume the cost of these services. Any Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another Fund. Any such plan may be terminated at any time by either the shareholder or the applicable Fund.

REDEMPTION IN KIND

         It is currently the Trust's policy to pay for the redemptions of shares of the Funds in cash. The Trust retains the right, however, subject to the Rule 18f-1 notice described below, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by the Funds, in lieu of cash. Shareholders may incur brokerage charges and tax liabilities on the sale of any such securities so received in payment of redemptions.

         The Trust filed a Notification of Election pursuant to Rule 18f-1 under the Investment Company Act with the Securities and Exchange Commission which commits the Funds to pay in cash all requests for redemptions by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000, or (ii) one percent of the net asset value of the Fund at the beginning of such period.

                                      TAXES

TAX STATUS OF THE FUNDS

         Each Fund is organized as a series of a Delaware business trust and is treated as a separate entity for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M by meeting all applicable requirements of Subchapter M.

         In order to qualify as a regulated investment company under Subchapter M, each Fund must, among other things, (a) derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stocks or other securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited, for purposes of this calculation, in the case of other securities of any one issuer to an amount not greater than 5% of that Fund's assets or 10% of the voting securities of the issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As such, and by complying with the applicable provisions of the Code, a Fund will not be subject to federal income tax on taxable income (including realized capital gains) that is distributed to shareholders in accordance with the timing requirements of the Code. If a Fund is unable to meet certain requirements of the Code, it may be subject to taxation as a corporation.

         Because each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Funds will be required to pay any federal income or excise taxes, although a Fund's foreign-source income may be subject to foreign taxes. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and the Fund's distributions would generally be taxable as ordinary dividend income to its shareholders.

         No Fund will be subject to any Delaware income or excise taxes as long as it qualifies as a separate regulated investment company under the Code.

TAXATION OF FUND DISTRIBUTIONS

         DISTRIBUTIONS -- GENERAl. The Funds intend to declare and pay dividends and other distributions, as stated in the Prospectus. In order to avoid the payment of any federal excise tax based on net income, each Fund must declare on or before December 31 of each year, and pay on or before January 31 of the following year, distributions at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any capital gains over any capital losses realized in the one-year period ending October 31 of that year, together with any undistributed amounts of ordinary income and capital gains (in excess of capital losses) from the previous calendar year.

         Any Fund dividend that is declared in October, November, or December of a calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Each Fund will notify shareholders regarding the federal tax status of distributions after the end of each calendar year. Dividends and other distributions will be reinvested in additional shares of the applicable Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

         The Funds receive income in the form of dividends and interest earned on their investments in securities. This income, less the expenses incurred in their operations, is the

Funds' net investment income, substantially all of which will be declared as dividends to the Funds' shareholders. Shareholders of Funds other than the Tax-Free Fund will have to pay federal income taxes and may be subject to state or local income taxes on the dividends and capital gain distributions they receive from those Funds. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether paid in cash or in additional shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Such capital gains will generally be taxable to shareholders as if the shareholders had directly realized gains from the same sources from which they were realized by the Funds.

         Because the Bond Fund and the Tax-Free Fund do not expect to earn any dividend income, it is expected that none of their distributions will qualify for the dividends received deduction for corporations. A portion of the Stock Funds' ordinary income dividends (but none of their capital gain distributions) is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

         Distributions of net capital gains and net short-term capital gains from the Bond Fund or Tax-Free Fund, and any distributions from the Stock Fund, will reduce the distributing Fund's net asset value per share. Shareholders who buy shares just before the record date for any such distribution may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

         Distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise shareholders of the extent, if any, to which their respective distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

         DISTRIBUTIONS BY THE TAX-FREE FUND. The portion of the Tax-Free Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by that Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. However, distributions of tax-exempt interest earned from certain securities may be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. The percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Tax-Free Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Tax-Exempt-Income Fund on their federal income tax returns.

         Shareholders of the Tax-Free Fund will have to pay federal income taxes and may be subject to state or local income taxes on the non exempt-interest dividends (including dividends from earnings from taxable securities and repurchase transactions) and capital gain distributions they receive from the Fund under rules corresponding to those set forth in the preceding section. The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority.

         Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Tax-Free Fund is not deductible for federal income tax purposes. Under regulations used by the IRS for determining when borrowed funds are considered used for the purposes of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares of the Fund. California personal income tax law restricts the deductibility of interest on indebtedness incurred by a shareholder to purchase or carry shares of a fund paying dividends exempt from California personal income tax, as well as the allowance of losses realized upon a sale or redemption of shares, in substantially the same manner as federal tax law.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. Proposals by members of state legislatures may also be introduced which could affect the state tax treatment of the Tax- Free Fund's distributions. If such proposals were enacted, the availability of municipal securities for investment by the Fund and the value of its portfolios would be affected. In such event, the Fund would reevaluate its investment objectives and policies.

         CALIFORINA TAXATION. The State of California has adopted legislation incorporating the federal provisions relating to regulated investment companies effective as of January 1, 1998. Thus, to the extent the Tax-Free Fund distributes its income annually, the Tax-Free Fund will be exempt from the California franchise and corporate income tax as a regulated investment company under Section 24871 of the California Revenue and Taxation Code.

         As a regulated investment company, the Tax-Free Fund may distribute dividends ("California exempt-interest dividends") that are exempt from the California personal income tax to its individual shareholders, provided 50% or more of the value of the total assets of the Tax- Free Funds at the close of each quarter of its taxable year consists of obligations the interest on which (when held by an individual) is exempt from personal income taxation under California law. The Tax-Free Fund intends to satisfy this requirement so that it can distribute California exempt-interests dividends. If the Tax-Free Fund fails to so qualify, no part of its dividends will be exempt from the California personal income tax.

         The portion of dividends constituting California exempt-interest dividends is that portion derived from interest on obligations of California and its municipalities and localities that pay interest excludable from income under California law. Distributions from the Tax-Free Fund that are attributable to sources other than those described in the preceding sentence generally will be taxable to such shareholders as ordinary income. In addition, distributions other than exempt- interest dividends to such shareholders are includable in income that may be subject to the California franchise or corporate income tax will be taxed as ordinary dividends to such shareholders. The total amount of California exempt-interest dividends paid by the Tax-Free Fund to all of its individual shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California municipal obligations less any expenses and expenditures (including any dividends paid to corporate shareholders) deemed to have been paid from such interest.

         Because, unlike federal law, California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of the Tax- Free Fund will not generally be deductible for California income tax purposes. If the shareholders of the Tax-Free Fund receive any California exempt-interest dividends and sell their shares within six months of their acquisition, then any loss, to the extent of the amount of exempt-interest dividends received on the sale, will be disallowed. Any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same series may be disallowed under the "wash sale" rules.

         With respect to individual shareholders, California does not treat tax-exempt interest as a tax preference item for purposes of its alternative minimum tax. Distributions other than exempt-interest dividends are includable in income subject to the California alternative minimum tax.

         The foregoing is only a summary of some of the important California personal income tax considerations generally affecting the Tax-Free Fund and its shareholders. No attempt is made to present a detailed explanation of the California personal income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Tax-Free Fund should consult their tax advisers with respect to the application of California taxes to the receipt of the Tax-Free Fund's dividends and to their own California tax situation.

         DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as short-term capital gain or loss. In the case of the Tax-Free Fund, any loss realized upon a disposition of shares held for six months or less will be disallowed to the extent of any exempt- interest dividends received with respect to those shares. In the case of all the Funds, any loss realized upon the disposition of shares in a Fund held for six months or less will (if not disallowed as described in the preceding sentence) be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

ADDITIONAL INFORMATION FOR
SHAREHOLDERS OF THE TAX-FREE FUND

         Interest on indebtedness incurred by shareholders to purchase or carry shares of a Tax- Free Fund will not be deductible for federal income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Up to 85% of social security or railroad retirement benefits may be included in federal (but not California) taxable income for benefit recipients whose adjusted gross income (including income from tax-exempt sources such as tax-exempt bonds and the Tax-Free Fund) plus 50% of their benefits exceeding certain base amounts. Income from the Fund is included in the calculation of whether a recipient's income exceeds these base amounts, but is not taxable directly.

          Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Tax-Free Fund.

ADDITIONAL INFORMATION RELATING
TO FUND INVESTMENTS

         The Funds' current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may make an economic return of capital taxable to shareholders. Any investment by a Fund in zero-coupon bonds, certain stripped securities including STRIPS, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

         An investment by a Fund in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

         Fund transactions in options, futures contracts, forward contracts, short sales "against the box," swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Funds will limit their activities in options, futures contracts, forward contracts, swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

ADDITIONAL INFORMATION RELATING
TO FOREIGN INVESTMENTS

         Special tax considerations apply with respect to a Fund's foreign investments. Investment income received by a Fund from sources within foreign countries may be subject to foreign taxes. The Funds do not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or an exemption from tax on such income. The Funds intend to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

         Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on the applicable Fund. Occasionally, a Fund may invest in stock of foreign issuers deemed to be "passive foreign investment companies" for U.S. tax purposes. Any Fund making such an investment may be liable for U.S. income taxes on certain distributions and realized capital gains from stock of such issuers. Any Fund making such an investment also may elect to mark to market its investments in "passive foreign investment companies" on the last day of each taxable year, which may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments. In order to distribute that income and avoid a tax on the Fund, such a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

FOREIGN SHAREHOLDERS

         Taxable dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%, although the 30% rate may be reduced to the extent provided by an applicable tax treaty. The Funds intend to withhold tax payments at the rate of 30% (or the lower treaty rate) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts withheld in excess of a person's actual tax liability may be recovered by that person by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate for such claims. Distributions received from the Funds by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdictions.

BACKUP WITHHOLDING

         The Funds or any securities dealer effecting a redemption of the Funds' shares by a shareholder will be required to file information reports with the IRS with respect to distributions and payments made to the shareholder. In addition, the Funds will be required to withhold federal income tax at the rate of 31% on taxable dividends, redemptions and other payments made to accounts of individual or other non-exempt shareholders (including a Non-U.S. Person) who have not furnished their correct taxpayer identification numbers and made certain required certifications on the Account Application Form or with respect to which a Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding. Backup withholding will not, however be applied to payments that have been subject to 30% withholding.

                             PERFORMANCE INFORMATION

CALCULATION OF YIELD

         The Bond Fund and the Tax-Free Fund. From time to time, the Trust may advertise a 30- day yield for these Funds. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized net investment income per share generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula prescribed by the SEC:

                                YIELD = 2[(((a-b)/cd) +1)6 - 1]

     Where:

              a        =        dividends and interest earned during the period;
              b        =        expenses accrued for the period (net of
                                reimbursement);
              c        =        the average daily number of shares outstanding
                                during the period that were entitled to receive
                                dividends; and
              d        =        the maximum offering price per share on the last
                                day of the period.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchases by these Funds at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Investors should recognize that, in periods of declining interest rates, these Funds' yields will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, will tend to be somewhat lower. In addition, when interest rates are falling, monies received by these Funds from the continuous sale of their shares will likely be invested in instruments producing lower yields than the balance of their portfolio of securities, thereby reducing the current yield of these Funds. In periods of rising interest rates, the opposite result can be expected to occur.

         The Tax-Free Fund. The Trust may also advertise a tax-equivalent yield for the Tax-Free Fund. The tax-equivalent yield is determined by calculating the rate of return that would have to be achieved on a fully-taxable investment to produce the after-tax equivalent of a Fund's yield, assuming certain tax brackets for a shareholder. The tax-equivalent yield quotation of a Fund will be calculated by dividing that portion of the Fund's yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt. The tax-equivalent effective yield is determined by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.

         Because the Funds are new, no yield data are available as of the date of this Statement of Additional Information.

CALCULATION OF TOTAL RETURN

         Average Annual Total Return. From time to time, the Trust may advertise total return for a Fund. The total return of a Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), and assumes that the entire investment is redeemed at the end of each period. Any statements of total return for a Fund will be accompanied by information on that Fund's average annual compounded rate of return over the most recent four calendar quarters and the period from that Fund's inception of operations. The Funds may also advertise aggregate and average total return information over different periods of time. A Fund's "average annual total return" figures are computed according to a formula prescribed by the SEC expressed as follows:

                                    P (1 + T)n = ERV

         Where:

               P        =       a hypothetical initial payment of $1,000;
               T        =       average annual total return;
               n        =       number of years; and

              ERV      =        Ending Redeemable Value of a hypothetical $1,000
                                investment made at the beginning of a 1-, 5- or 10-year period at the end of each respective period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

         Aggregate Total Return. A Fund's "aggregate total return" figure represents the cumulative change in the value of an investment in that Fund for the specified period and are computed by the following formula prescribed by the
SEC:

                                    ERV - P
                                  -------------
                                          P

         Where:   P     =       a hypothetical initial payment of $1,000.
                  ERV   =       Ending Redeemable Value of a hypothetical $1,000
                                investment made at the beginning of a l-, 5- or 10-year period at the end of a l-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and complete redemption of the hypothetical investment at the end of the measuring period.

         Each Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of that Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in that Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing that Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

         A Fund's performance may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, broad groups of comparable mutual funds or unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. In reports and other communications to shareholders or in advertising and sales literature. The Funds may also show the historical performance of other investment vehicles or groups of other mutual funds, and may compare tax equivalent yields to taxable yields. Any given "performance" or performance comparison should not be considered as representative of any performance in the future. In addition, there may be differences between the Funds and the various indexes and reporting services which may be quoted by the Funds.

         Because the Funds are new, no total return data are available as of the date of this Statement of Additional Information.

                              FINANCIAL STATEMENTS

         The Statement of Assets and Liabilities for the Tax-Free Fund at April 23, 1999, together with notes thereto and Report of Independent Auditors, are attached to this Statement of Additional Information.

                                   APPENDIX A

                    CERTAIN INFORMATION CONCERNING CALIFORNIA

         The information set forth below is a general summary intended to give a recent historical description. It is not a discussion of any specific factors that may affect any particular issuer of California Municipal Securities. The information is not intended to indicate continuing or future trends in the condition, financial or otherwise, of California. Such information is derived from official statements utilized in connection with securities offerings of the State of California that have come to the attention of the Trust and were available prior to the date of this Statement of Additional Information. Such information has not been independently verified by the Tax-Free Fund.

         Because the Tax-Free Fund expects to invest substantially all of its assets in California Municipal Securities, the Fund will be susceptible to a number of complex factors affecting the issuers of California Municipal Securities, including national and local political, economic, social, environmental and regulatory policies and conditions. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California Municipal Securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on, or principal of, such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no responsibility on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable.

         From mid-1990 to late 1993, California suffered the most severe recession in the State since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among other industries, have been severely affected. Since the start of 1994, however, California's economy has been on a steady recovery. The rate of economic growth in California in 1997, in terms of job gains, exceeded that of the rest of the United States. The State added nearly 430,000 non-farm jobs during 1997. In 1996, California surpassed its pre-recession employment peak of 12.7 million jobs. The unemployment rate, while still higher than the national average, fell to an average of 5.9% in 1998, compared to over 10 percent during the recession. Many of the new jobs were created in such industries as computer services, software design, motion pictures and high technology manufacturing. Business services, export trade and other manufacturing also experienced growth. All major economic regions of the State grew. The rate of employment growth for the Los Angeles region indicates that its growth has almost caught up with that in the San Francisco bay region on a population share basis. The unsettled financial situation occurring in certain Asian economies and its spillover effect elsewhere may adversely affect the State's export-related industries and, therefore, the State's rate of economic growth.

         The recession severely affected State revenues while the State's health and welfare costs were increasing. Consequently, the State had a lengthy period of budget imbalance. The State's accumulated budget deficit approached $2.8 billion at its peak at June 30, 1993. A consequence of the large budget deficits has been that the State depleted its available cash resources and had to use a series of external borrowings to meet its cash needs.

         The State's financial condition improved markedly during the 1995-96, 1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these three fiscal years.

         The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.2 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The California Department of Finance estimates that the State's budget reserve ("SFEU") totaled $639.8 million as of June 30, 1997 and $1.782 billion at June 30, 1998.

         The following were major features of the 1997-98 Budget Act:

         1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living increase component of Proposition 98, and to extend the class size reduction and reading initiatives.

         2. The Budget Act reflected payment of $1.228 billion to satisfy a court judgment in a lawsuit regarding payments to the State pension fund, and brought funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.

         3. Funding from the General Fund for the University of California and California State University was increased by about 6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

         4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.

         5. Health and welfare costs were contained, continuing generally the grant levels from prior years.

         6. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for undocumented immigrants.

         7. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

         The Governor signed the 1998-99 Budget Act on August 21, 1998. The 1998-99 Budget Act is based on projected General Fund revenues and transfers of $57.0 billion (after giving effect to various tax reductions enacted in 1997 and 1998), a 4.2% increase from the revised 1997-98 figures. Special Fund revenues were estimated at $14.3 billion. The revenue projections were based on the Governor's May Revision to the 1998-99 Budget and may be overstated in light of the possible effect on California's economic growth of worsening economic problems in various international markets.

         The Budget Act provides authority for expenditures of $57.3 billion from the General Fund (a 7.3% increase from 1997-98), $14.7 billion from Special Funds, and $3.4 billion from bond funds. The Budget Act projects a balance in the SFEU at June 30, 1999 of $1.255 billion, a little more than 2% of General Fund revenues. The Budget Act assumes the State will carry out its normal intra-year cash flow borrowing in the amount of $1.7 billion of revenue anticipation notes issued in October, 1998.

         The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element is a bill which provides for a phased-in reduction of the Vehicle License Fee ("VLF"). Since the VLF is currently transferred to cities and counties, the bill provides for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF will be reduced by 25%, at a cost to the General Fund of approximately $500 million in the 1998-99 Fiscal Year and about $1 billion annually thereafter.

         The Governor's proposed budget for fiscal year 1999-2000 proposes total State spending of $76.2 billion (excluding the expenditure of federal funds and selected bond funds), which is up 4.1% from the 1998-1999 budget. This total includes $60.5 billion in General Fund spending (a 3.8% increase) and $15.7 in special funds spending. The Governor's proposed budget anticipates a $415 million reserve by the close of the fiscal year. The proposed budget addresses an anticipated funding shortfall of $2.3 billion (which includes funds to rebuild the reserve) through a combination of new state and federal resources, the rescheduling of certain expenditures, under budgeting certain expenditures, spending cutbacks, and savings assumptions. The budget must be approved by a two-thirds vote of the State Senate and Assembly. The Governor may exercise a line-item veto.

         As of November 1, 1998, the State had over $18.6 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $5.7 billion remained unissued as of November 1, 1998. At the November 3,

1998 election voters approved a bond measure totaling $9.2 billion for public school construction and renovation, and for higher education facilities. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of November 1, 1998, the State had approximately $6.5 billion of outstanding Lease-Purchase Debt.

         In addition to the general obligation bonds, State agencies and authorities had approximately $24.6 billion aggregate principal amount of revenue bonds and notes outstanding as of September 30, 1998. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities.

          Because of the State of California's budget problems, the State's General Obligation bonds were downgraded in July 1994 to A1 from Aa by Moody's, to A from A+ by S&P, and to A from AA by Fitch. Moody's, Fitch and S&P expressed uncertainty in the State's ability to balance its budget by 1996. However, in 1996, citing California's improving economy and budget situation, both Fitch and S&P raised their ratings from A to A+. In October, 1997, Fitch raised its rating from A+ to AA- referring to the State's fundamental strengths, the extent of its economic recovery and the return of financial stability. In October 1998, Moody's raised its rating from A1 to Aa3 citing the State's continuing economic recovery and a number of actions taken to improve the State's credit condition, including the rebuilding of cash and budget reserves.

         The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources.

         In October 1997, the Governor issued Executive Order W-163-97 stating that Year 2000 solutions would be a State priority and requiring each agency of the State, no later than December 31, 1998, to address Year 2000 problems in their essential systems and protect those systems from corruption by non-compliant systems, in accordance with the Department of Information Technology's California 2000 Program. There can be no assurance that steps being taken by state or local government agencies with respect to the Year 2000 problem will be sufficient to avoid any adverse impact upon the budgets or operations of those agencies or upon the California Trust.

         Constitutional and Statutory Limitations. Article XIII A of the California Constitution (which resulted from the voter approved Proposition 13 in 1978) limits the taxing powers of California public agencies. With certain exceptions, the maximum AD VALOREM tax on real property cannot exceed one percent of the "full cash value" of the property. Article XIII A also effectively prohibits the levying of any other AD VALOREM property tax for general purposes. One exception to Article XIII A permits an increase in AD VALOREM taxes on real property in excess of one percent for certain bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness. The "full cash value" of property may be adjusted annually to reflect increases (not to exceed two percent) or decreases, in the consumer price index or comparable local data, or to reflect reductions in property value caused by substantial damage, destruction or other factors, or when there is a "change in ownership" or "new construction."

         Constitutional challenges to Article XIII A to date have been unsuccessful. In 1992, the United States Supreme Court ruled that notwithstanding the disparate property tax burdens that Proposition 13 might place on otherwise comparable properties, those provisions of Proposition 13 do not violate the Equal Protection Clause of the United States Constitution. In response to the significant reduction in local property tax revenue caused by the passage of Proposition 13, the State enacted legislation to provide local governments with increased expenditures from the General Fund. This fiscal relief has ended, however.

         Article XIII B of the California Constitution generally limits the amount of appropriations of the State and of local governments to the amount of appropriations of the entity for such prior year, adjusted for changes in the cost of living, population and the services that the government entity has financial responsibility for providing. To the extent the "proceeds of taxes" of the State and/or local government exceed its appropriations limit, the excess revenues must be rebated. Certain expenditures, including debt service on certain bonds and appropriations for qualified capital outlay projects, are not included in the appropriations limit.

         In 1986, California voters approved an initiative statute known as Proposition 62. This initiative further restricts the ability of local governments to raise taxes and allocate approved tax receipts. While some decisions of the California Courts of Appeal have held that portions of Proposition 62 are unconstitutional, the California Supreme Court upheld Proposition 62's requirement that special taxes be approved by a two-thirds vote of the voters voting in an election on the issue. This recent decision may invalidate other taxes that have been imposed by local governments in California and make it more difficult for local governments to raise taxes.

         In 1988 and 1990, California voters approved initiatives known as Proposition 98 and Proposition 111, respectively. These initiatives changed the State's appropriations limit under Article XIII B to (i) require that the State set aside a prudent reserve fund for public education, and (ii) guarantee a minimum level of State funding for public elementary and secondary schools and community colleges.

         In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services.

Proposition 218 also allows voters to use their initiative power to reduce or repeal previously- authorized taxes, assessments, fees and charges.

         The effect of constitutional and statutory changes and of budget developments on the ability of California issuers to pay interest and principal on their obligations remains unclear, and may depend on whether a particular bond is a general obligation or limited obligation bond (limited obligation bonds being generally less affected). There is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County filed for bankruptcy.

         Certain tax-exempt securities in which the Tax-Free Intermediate Bond Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California health care institutions may be subject to state laws, and California law limits the remedies of a creditor secured by a mortgage or deed of trust on real property.

         In addition, it is impossible to predict the time, magnitude, or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four-county area. The possibility exists that another such earthquake could create a major dislocation of the California economy.

         The Tax-Free Fund's concentration in California Municipal Securities provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

                                   APPENDIX B

                      DESCRIPTION OF SECURITIES RATINGS 1/

         The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P"), and Fitch IBCA, Inc. ("Fitch IBCA") represent their opinions as to the quality of various debt securities, and are not absolute standards of quality. Debt securities with the same maturity, coupon and rating may have different yields, while debt securities of the same maturity and coupon with different ratings may have the same yield. The ratings below are as described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may, from time to time, revise such ratings, they undertake no obligation to do so.

1/ As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may, from time to time, revise such ratings, they undertake no obligation to do so.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
FOUR HIGHEST BOND RATINGS

         AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investments attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA Bonds which are rated Baa are considered as medium grade obligations, since they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any greater length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Note: Those bonds in the Aa, A and Baa categories which Moody's believes possess the strongest credit attributes are designated by the symbols Aa1, A1 and Baa1.

DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
FOUR HIGHEST BOND RATINGS

         AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA. An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is still strong.

         A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF FITCH IBCA, INC.'S
FOUR HIGHEST INTERNATIONAL LONG-TERM CREDIT RATINGS

         When assigning ratings, Fitch IBCA considers the historical and prospective financial condition, quality of management, and the operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

         Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as "AAA/F1+." The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

         AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         A plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "'AAA" long-term category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

         Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, such as long-term secular trends, may be less important over the short run.

         MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

         An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

         Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

         SP-1. Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

         SP-2. Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
RATINGS OF TAX-EXEMPT DEMAND BONDS

         S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

DESCRIPTION OF FITCH IBCA, INC.'S
TWO HIGHEST INTERNATIONAL SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
TWO HIGHEST SHORT-TERM DEBT RATINGS

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually short-term senior debt obligations having an original maturity not in excess of one year.

         PRIME-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
TWO HIGHEST COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         A-1. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligations is still strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

INVESTMENT ADVISERS                         ALLEGIANCE INVESTMENT TRUST


Van Deventer & Hoch                         Allegiance American Value Fund
800 North Brand Boulevard, Suite 300        Allegiance Intermediate-Term Bond
Glendale, California 91203                  Fund
                                            Allegiance California Tax-Free
DISTRIBUTOR                                 Intermediate Bond Fund

First Fund Distributors, Inc.
4455 East Camelback Road, Suite 261E
Phoenix, Arizona 85018

ADMINISTRATOR

Investment Company Administration, L.L.C.
2020 E. Financial Way, Suite 100
Glendora, California 91741

LEGAL COUNSEL

Paul, Hastings, Janofsky & Walker LLP
345 California Street
San Francisco, California 94104

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
400 South Hope Street
Los Angeles, California 90071             STATEMENT OF ADDITIONAL INFORMATION

CUSTODIAN

United Missouri Bank, N.A.                           May 7, 1999
928 Grand Boulevard
Kansas City, Missouri 64106




Allegiance Funds:

         o        are not insured by the FDIC or any other governmental agency;
         o are not guaranteed by Van Deventer & Hoch or any of its affiliates; and
         o involve investment risks, including possible loss of principal.